Exhibit 4.4
Execution Version

Pledge Agreement
among
MetLife, Inc.,
Deutsche Bank Trust Company Americas,
as Collateral Agent, Custodial Agent and Securities Intermediary
and
Deutsche Bank Trust Company Americas,
as Stock Purchase Contract Agent
Dated as of November 1, 2010

Table of Contents

Page
ARTICLE I

Definitions

SECTION 1.1 Certain Terms Defined; Interpretation	2

ARTICLE II

Pledge

SECTION 2.1 Pledge	7
SECTION 2.2 Control	7
SECTION 2.3 Termination	7

ARTICLE III

Distributions on Pledged Collateral

SECTION 3.1 Income and Distributions	8
SECTION 3.2 Payments Following Termination Event	8
SECTION 3.3 Payments Prior to or on Stock Purchase Date	8
SECTION 3.4 Payments to Stock Purchase Contract Agent	10
SECTION 3.5 Assets Not Properly Released	10

ARTICLE IV

Control

SECTION 4.1 Establishment of Collateral Accounts	11
SECTION 4.2 Treatment as Financial Assets	11
SECTION 4.3 Sole Control by Collateral Agent	11
SECTION 4.4 Securities Intermediary’s Location	12
SECTION 4.5 No Other Claims	12
SECTION 4.6 Investment and Release	12
SECTION 4.7 Statements and Confirmations	12
SECTION 4.8 Tax Allocations and other Tax Matters	12
SECTION 4.9 No Other Agreements	13
SECTION 4.10 Powers Coupled with an Interest	13
SECTION 4.11 Waiver of Lien; Waiver of Set-off	13

ARTICLE V

Initial Deposit; Creation of Stripped Common Equity Units and Recreation of Normal Common Equity Units

SECTION 5.1 Initial Deposit of Debt Securities	13

     This Pledge Agreement, dated as of November 1, 2010, among MetLife, Inc., a Delaware corporation (the “Company”), Deutsche Bank Trust Company Americas, as collateral agent (in such capacity, the “Collateral Agent”), as custodial agent (in such capacity, the “Custodial Agent”), and as securities intermediary (as defined in Section 8-102(a)(14) of the UCC) with respect to the Collateral Account (in such capacity, the “Securities Intermediary”), and Deutsche Bank Trust Company Americas, as stock purchase contract agent and as attorney-in-fact of the Holders from time to time of the Common Equity Units (in such capacity, the “Stock Purchase Contract Agent”) under the Stock Purchase Contract Agreement,
W i t n e s s e t h:
     Whereas, the Company and the Stock Purchase Contract Agent are parties to the Stock Purchase Contract Agreement, dated as of the date hereof (as modified and supplemented and in effect from time to time, the “Stock Purchase Contract Agreement”), pursuant to which 40,000,000 Normal Common Equity Units will be issued;
     Whereas, each Normal Common Equity Unit, at issuance, consists of a unit comprised of (a) (i) a stock purchase contract (a “Series C Stock Purchase Contract”) pursuant to which the Holder will purchase from the Company on the First Stock Purchase Date, (ii) a stock purchase contract (a “Series D Stock Purchase Contract”) pursuant to which the Holder will purchase from the Company on the Second Stock Purchase Date and (iii) a stock purchase contract (a “Series E Stock Purchase Contract”, and together with the Series C Stock Purchase Contracts and the Series D Stock Purchase Contracts, the “Stock Purchase Contracts”) pursuant to which the Holder will purchase from the Company on the Third Stock Purchase Date, in each case for an amount equal to $25 on each such date, a number of shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), equal to the Settlement Rate; (b) a 1/40 beneficial ownership interest in a Series C Debt Security with a principal amount of $1,000 (the “Series C Debt Security”); (c) a 1/40 beneficial ownership interest in a Series D Debt Security with a principal amount of $1,000 (the “Series D Debt Security”); and (d) a 1/40 beneficial ownership interest in a Series E Debt Security with a principal amount of $1,000 (the “Series E Debt Security” and the Series E Debt Securities, the Series C Debt Securities and the Series D Debt Securities, collectively, the “Debt Securities”); and
     Whereas, pursuant to the terms of the Stock Purchase Contract Agreement and the Stock Purchase Contracts, the Holders of the Common Equity Units have irrevocably authorized the Stock Purchase Contract Agent, as attorney-in-fact of such Holders, among other things, to execute and deliver this Agreement on behalf of such Holders and to grant the pledge provided herein of the Collateral to secure the Obligations;
     Now, Therefore, the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Stock Purchase Contract Agent agree as follows:

ARTICLE I
Definitions
     SECTION 1.1 Certain Terms Defined; Interpretation. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:
     (a) the terms defined in this Article I have the meanings assigned to them in this Article I and include the plural as well as the singular, and nouns and pronouns of the masculine gender include the feminine and neuter genders;
     (b) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Exhibit or other subdivision;
     (c) all references to an Article, Section or other subdivision or Exhibit refer to an Article, Section or other subdivision of, or Exhibit to, this Agreement, except where otherwise specified;
     (d) references to dollars (including references to “$”) shall be deemed to refer to U.S. dollars;
     (e) the term “or” shall not be exclusive;
     (f) the following terms which are defined in the UCC shall have the meanings set forth therein: “Certificated Security,” “Control,” “Financial Asset,” “Entitlement Order,” “Securities Account” and “Security Entitlement”;
     (g) capitalized terms used herein and not defined herein have the meanings assigned to them in the Stock Purchase Contract Agreement; and
     (h) the following terms have the meanings given to them in this Section 1.1(h):
     “Agreement” means this Pledge Agreement, as the same may be amended, modified or supplemented from time to time.
     “Applicable Stock Purchase Date” has the meaning set forth in the applicable Debt Security Indenture.
     “Base Indenture” has the meaning set forth in the Stock Purchase Contract Agreement.
     “Bifurcated Pledged Debt Securities” has the meaning set forth in Section 7.4.
     “Bifurcation” has the meaning set forth in Section 7.4.
     “Bifurcation Date” has the meaning set forth in the Debt Security Indenture.
     “Cash” means any coin or currency of the United States as at the time shall be legal tender for payment of public and private debts.
     “Collateral” means the collective reference to:
     (i) the Collateral Accounts and all investment property and other financial assets from time to time credited thereto and all security entitlements with respect thereto,

including, without limitation, (A) the Debt Securities and security entitlements relating thereto that are a component of the Normal Common Equity Units from time to time, (B) any Treasury Securities and security entitlements relating thereto delivered from time to time upon creation of Stripped Common Equity Units in accordance with Section 5.2 and (C) payments made by Holders pursuant to Section 5.6;
     (ii) all Proceeds of any of the foregoing (whether such Proceeds arise before or after the commencement of any proceeding under any applicable bankruptcy, insolvency or other similar law, by or against the Pledgor or with respect to the Pledgor); and
     (iii) all powers and rights now owned or hereafter acquired under or with respect to any of the foregoing.
     “Collateral Accounts” means the Series C Collateral Account, the Series D Collateral Account and the Series E Collateral Account.
     “Collateral Agent” means the Person named as the “Collateral Agent” in the first paragraph of this Agreement until a successor Collateral Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Collateral Agent” shall mean such Person or any subsequent successor who is appointed pursuant to this Agreement.
     “Common Stock” has the meaning specified in the second paragraph of the recitals of this Agreement.
     “Company” means the Person named as the “Company” in the first paragraph of this Agreement until a successor shall have become such pursuant to the applicable provisions of the Stock Purchase Contract Agreement, and thereafter “Company” shall mean such successor.
     “Custodial Agent” means the Person named as the “Custodial Agent” in the first paragraph of this Agreement until a successor Custodial Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Custodial Agent” shall mean such Person or any subsequent successor who is appointed pursuant to this Agreement.
     “Debenture Trustee” has the meaning set forth in the Stock Purchase Contract Agreement.
     “Debt Securities” has the meaning set forth in the recitals hereto.
     “Debt Security Indenture” has the meaning set forth in the Stock Purchase Contract Agreement.
     “Depository” shall mean the Treasury/Reserve Automated Debt Entry System maintained at The Federal Reserve Bank of New York for receiving and delivering securities, The Depository Trust Company, Euroclear Bank S.A./N.V., Clearstream Banking, société anonyme, and any depository, book-entry system or clearing agency (and their respective successors and assigns) authorized to act as a securities depository or clearing agency, pursuant to applicable law and identified to Stock Purchase Contract Agent from time to time.

     “Final Failed Remarketing” has the meaning set forth in the Stock Purchase Contract Agreement
     “Indemnification Security Agreement” has the meaning set forth in the Stock Purchase Contract Agreement
     “Obligations” means, with respect to each Holder, all obligations and liabilities of such Holder under such Holder’s Stock Purchase Contract, the Stock Purchase Contract Agreement and this Agreement or any other document made, delivered or given in connection herewith or therewith, in each case whether on account of principal, interest (including, without limitation, interest accruing before and after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Holder, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Company or the Collateral Agent or the Securities Intermediary that are required to be paid by the Holder pursuant to the terms of any of the foregoing agreements).
     “Permitted Investments” means any one of the following:
     (i) any evidence of indebtedness with an original maturity of 365 days or less issued, or directly and fully guaranteed or insured, by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support of the timely payment thereof or such indebtedness constitutes a general obligation of it);
     (ii) deposits, certificates of deposit or acceptances with an original maturity of 365 days or less of any institution which is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500 million at the time of deposit (and which may include the institution acting as Collateral Agent);
     (iii) investments with an original maturity of 365 days or less of any Person that are fully and unconditionally guaranteed by a bank referred to in clause (ii);
     (iv) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States of America or issued by any agency thereof and backed as to timely payment by the full faith and credit of the United States of America;
     (v) investments in commercial paper, other than commercial paper issued by the Company or its Affiliates, of any corporation incorporated under the laws of the United States of America or any State thereof, which commercial paper has a rating at the time of purchase at least equal to “A-1+” by Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”) and at least equal to “P-1” by Moody’s Investors Service, Inc. (“Moody’s”); and
     (vi) investments in money market funds (including, but not limited to, money market funds managed by the institution acting as the Collateral Agent or an affiliate of the institution acting as the Collateral Agent) registered under the Investment Company

Act of 1940, as amended, rated in the highest applicable rating category by S&P or Moody’s;
provided that all Permitted Investments shall mature or be subject to withdrawal without penalty on or prior to the next Applicable Stock Purchase Date (assuming for this purpose that the next Remarketing is successful).
     “Pledge” means the lien and security interest created by this Agreement.
     “Pledged Debt Securities” means the Pledged Series C Debt Securities, the Pledged Series D Debt Securities and the Pledged Series E Debt Securities.
     “Pledged Securities” means the Pledged Debt Securities and the Pledged Treasury Securities, collectively.
     “Pledged Series C Debt Securities” means Series C Debt Securities and security entitlements with respect thereto from time to time credited or required to be credited to the Series C Collateral Account and not then released from the Pledge.
     “Pledged Series C Treasury Securities” means Series C Treasury Securities and security entitlements with respect thereto from time to time credited or required to be credited to the Series C Collateral Account and not then released from the Pledge.
     “Pledged Series D Debt Securities” means Series D Debt Securities and security entitlements with respect thereto from time to time credited or required to be credited to the Series D Collateral Account and not then released from the Pledge.
     “Pledged Series D Treasury Securities” means Series D Treasury Securities and security entitlements with respect from time to time credited or required to be credited to the Series D Collateral Account and not then released from the Pledge.
     “Pledged Series E Debt Securities” means Series E Debt Securities and security entitlements with respect thereto from time to time credited or required to be credited to the Series E Collateral Account and not then released from the Pledge.
     “Pledged Series E Treasury Securities” means Series E Treasury Securities and security entitlements with respect from time to time credited or required be credited to the Series E Collateral Account and not then released from the Pledge.
     “Pledged Treasury Securities” means the Pledged Series C Treasury Securities, the Pledged Series D Treasury Securities and/or the Pledged Series E Treasury Securities, as the context requires.
     “Proceeds” has the meaning ascribed thereto in Section 9-102(a)(64) of the UCC and includes, without limitation, all interest, dividends, cash, instruments, securities, financial assets and other property received, receivable or otherwise distributed upon the sale (including, without limitation, the Remarketing), exchange, collection or disposition of any financial assets from time to time held in a Collateral Account.

     “Put Right” has the meaning set forth in the Stock Purchase Contract Agreement.
     “Reset Rate” in respect of any series of Debt Securities, has the meaning set forth in the supplemental indenture under which such Debt Securities shall have been issued.
     “Securities Intermediary” means the Person named as the “Securities Intermediary” in the first paragraph of this Agreement until a successor Securities Intermediary shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Securities Intermediary” shall mean such Person or any subsequent successor who is appointed pursuant to this Agreement.
     “Separate Debt Securities” has the meaning set forth in the Stock Purchase Contract Agreement.
     “Series C Collateral Account” means the securities account of Deutsche Bank Trust Company Americas, as Collateral Agent, maintained by the Securities Intermediary and designated “MetLife, Inc., Ser. C Coll A/C”.
     “Series C Debt Securities” has the meaning set forth in the recitals hereto.
     “Series D Collateral Account” means the securities accounts of Deutsche Bank Trust Company Americas, as Collateral Agent, maintained by the Securities Intermediary and designated “MetLife, Inc., Ser. D Coll A/C”.
     “Series D Debt Securities” has the meaning set forth in the recitals hereto.
     “Series E Collateral Account” means the securities accounts of Deutsche Bank Trust Company Americas, as Collateral Agent, maintained by the Securities Intermediary and designated “MetLife, Inc, Ser. E Coll A/C”.
     “Series E Debt Securities” has the meaning set forth in the recitals hereto.
     “Stock Purchase Contract” has the meaning specified in the second paragraph of the recitals of this Agreement.
     “Stock Purchase Contract Agreement” has the meaning specified in the first paragraph of the recitals of this Agreement.
     “Stock Purchase Date” has the meaning set forth in the Stock Purchase Contract Agreement.
     “Subaccounts” has the meaning set forth in Section 11.11.
     “Subcustodian” shall mean a bank or other financial institution (other than a Depository) which is utilized by Securities Intermediary in connection with the purchase, sale or custody of securities hereunder and identified to Pledgor from time to time.

     “Trades” means the Treasury/Reserve Automated Debt Entry System maintained by the Federal Reserve Bank of New York pursuant to the Trades Regulations.
     “Trades Regulations” means the regulations of the United States Department of the Treasury, published at 31 C.F.R. Part 357, as amended from time to time. Unless otherwise defined herein, all terms defined in the Trades Regulations are used herein as therein defined.
     “Transfer” means (i) in the case of certificated securities in registered form, delivery as provided in Section 8-301(a) of the UCC, endorsed to the transferee or in blank by an effective endorsement, (ii) in the case of Treasury Securities, registration of the transferee as the owner of such Treasury Securities on Trades and (iii) in the case of security entitlements, including, without limitation, security entitlements with respect to Treasury Securities, a securities intermediary indicating by book entry that such security entitlement has been credited to the transferee’s securities account.
     “UCC” means the Uniform Commercial Code as in effect in the State of New York from time to time.
     “Value” means, with respect to any item of Collateral on any date, as to (1) Cash, the face amount thereof, (2) Debt Securities, the aggregate principal amount thereof and (3) Treasury Securities, the aggregate principal amount thereof.
ARTICLE II
Pledge
     SECTION 2.1 Pledge. Each Holder, acting through the Stock Purchase Contract Agent as such Holder’s attorney-in-fact, and the Stock Purchase Contract Agent, acting solely as such attorney-in-fact, hereby pledges and grants to the Collateral Agent, as agent of and for the benefit of the Company, a continuing security interest in and to, and a lien upon and right of set-off against, all of such Person’s right, title and interest in and to the Collateral to secure the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations. The Collateral Agent shall have all of the rights, remedies and recourses with respect to the Collateral afforded a secured party by the UCC, in addition to, and not in limitation of, the other rights, remedies and recourses afforded to the Collateral Agent by this Agreement.
     SECTION 2.2 Control. The Collateral Agent shall have control of the Collateral Accounts pursuant to the provisions of Article IV of this Agreement.
     SECTION 2.3 Termination. As to each Holder, this Agreement and the Pledge created hereby shall terminate upon the satisfaction of such Holder’s Obligations. Upon receipt of notice from the Stock Purchase Contract Agent of such termination, the Collateral Agent shall, except as otherwise provided herein, instruct the Securities Intermediary to Transfer such Holder’s portion of the Collateral to the Stock Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby.

ARTICLE III
Distributions on Pledged Collateral
     SECTION 3.1 Income and Distributions. The Collateral Agent shall transfer to the Stock Purchase Contract Agent for distribution to the applicable Holders as provided in the Stock Purchase Contract Agreement all interest and dividends received by the Collateral Agent on account of the Pledged Debt Securities or Permitted Investments from time to time held in the Collateral Accounts in accordance with the terms thereof.
     SECTION 3.2 Payments Following Termination Event. Following a Termination Event, the Collateral Agent shall transfer all payments of principal it receives, if any, in respect of (1) the Pledged Debt Securities and (2) the Pledged Treasury Securities, to the Stock Purchase Contract Agent for the benefit of the applicable Holders for distribution to such Holders in accordance with their respective interests, free and clear of the Pledge created hereby.
     SECTION 3.3 Payments Prior to or on Stock Purchase Date.
     (a) Subject to the provisions of Sections 5.7 and 5.8, and except as provided in Section 3.3(b) and Section 3.3(c) below, if no Termination Event shall have occurred,
     (i) all payments of principal received by the Securities Intermediary in respect of (x) the Pledged Series C Debt Securities and (y) the Pledged Series C Treasury Securities shall be held in the Series C Collateral Account and invested in Permitted Investments until the First Stock Purchase Date;
     (ii) the proceeds of the Pledged Series C Debt Securities and the Pledged Series C Treasury Securities shall be transferred to the Company on the First Stock Purchase Date as provided in Section 5.9. Any balance remaining in the Series C Collateral Account on the First Stock Purchase Date shall be released from the Pledge by the Collateral Agent, and the Collateral Agent shall instruct the Securities Intermediary to, and the Securities Intermediary shall, Transfer to the Stock Purchase Contract Agent such balance for the benefit of the applicable Holders for distribution to such Holders in accordance with their respective interests, free and clear of the Pledge created thereby;
     (iii) all payments of principal received by the Securities Intermediary in respect of (x) the Pledged Series D Debt Securities and (y) the Pledged Series D Treasury Securities shall be held in the Series D Collateral Accounts and invested in Permitted Investments until the Second Stock Purchase Date;
     (iv) the proceeds of the Pledged Series D Debt Securities and the Pledged Series D Treasury Securities shall be transferred to the Company on the Second Stock Purchase Date as provided in Section 5.9. Any balance remaining in the Series D Collateral Account on the Second Stock Purchase Date shall be released from the Pledge by the Collateral Agent, and the Collateral Agent shall instruct the Securities Intermediary to, and the Securities Intermediary shall, Transfer to the Stock Purchase Contract Agent such balance for the benefit of the applicable Holders for distribution to such Holders in accordance with their respective interests, free and clear of the Pledge created thereby;
     (v) all payments of principal received by the Securities Intermediary in respect of (x) the Pledged Series E Debt Securities and (y) the Pledged Series E Treasury Securities shall be held in the Series E Collateral Accounts and invested in Permitted Investments until the Third Stock Purchase Date; and
     (vi) the proceeds of the Pledged Series E Debt Securities and the Pledged Series E Treasury Securities shall be transferred to the Company on the Third Stock Purchase Date as provided in Section 5.9. Any balance remaining in the Series E Collateral Accounts on the Third Stock Purchase Date shall be released from the Pledge by the Collateral Agent, and the Collateral Agent shall instruct the Securities Intermediary to, and the Securities Intermediary shall, Transfer to the Stock Purchase Contract Agent such balance for the benefit of the applicable Holders for distribution to such Holders in accordance with their respective interests, free and clear of the Pledge created thereby.
     (b) The Company shall instruct the Collateral Agent in writing as to the Permitted Investments in which any payments made or funds received under Section 3.3, Section 5.6, Section 5.9 or any other provisions hereof shall be invested and as to the liquidation thereof. The Collateral Agent shall have no obligation to invest such payments or funds if deposited with the Collateral Agent after 10:30 a.m. (E.S.T.) on such day of deposit. Instructions received after 10:30 a.m.(E.S.T.) will be treated as if received on the following Business Day. The Collateral Agent shall have no responsibility for any investment losses resulting from the investment or liquidation of any Permitted Investment. Any interest or other income received on such investment shall become part of the applicable account and any losses incurred on such investment shall be debited against the applicable account. If a selection is not made and a written direction not given to the Collateral Agent, the payments shall remain uninvested with no liability for interest therein. It is agreed and understood that the entity serving as Collateral Agent may earn fees associated with the Permitted Investments in accordance with the terms of such investments. In no event shall the Collateral Agent be deemed an investment manager or adviser in respect of any selection of investments hereunder. It is understood and agreed that the Collateral Agent or its affiliates are permitted to receive additional compensation that could be deemed to be in the Collateral Agent’s economic self-interest for (1) serving as investment adviser, administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the investments, (2) using affiliates to effect transactions in certain investments and (3) effecting transactions in investments.
     (c) All payments of principal received by the Securities Intermediary in respect of (1) the Debt Securities and (2) the Treasury Securities or security entitlements thereto, that, in each case, have been released from a Pledge pursuant hereto shall be transferred to the Stock Purchase Contract Agent for the benefit of the applicable Holders for distribution to such Holders in accordance with their respective interests.
     (d) In the event of a Failed Remarketing (other than a Final Failed Remarketing) with respect to the Series C Debt Securities, principal payments received by the Securities

Intermediary in respect of the Pledged Series C Treasury Securities shall be invested in Permitted Investments in a principal amount equal to the aggregate stated amount of the related Stock Purchase Contracts, which Permitted Investments shall be considered Pledged Series C Treasury Securities for the purpose of this Agreement. The Collateral Agent shall remit any remaining funds, after application of principal payments received in respect of Series C Treasury Securities to purchase Permitted Investments, to the Stock Purchase Contract Agent who shall remit such funds to the Holders of the related Stripped Common Equity Units on a pro rata basis.
     (e) In the event of a Failed Remarketing (other than a Final Failed Remarketing) with respect to the Series D Debt Securities, principal payments received by the Securities Intermediary in respect of the Pledged Series D Treasury Securities shall be invested in Permitted Investments in a principal amount equal to the aggregate stated amount of the related Stock Purchase Contracts, which Permitted Investments shall be considered Pledged Series D Treasury Securities for the purpose of this Agreement. The Collateral Agent shall remit any remaining funds, after application of principal payments received in respect of Series D Treasury Securities to purchase Permitted Investments, to the Stock Purchase Contract Agent who shall remit such funds to the Holders of the related Stripped Common Equity Units on a pro rata basis.
     (f) In the event of a Failed Remarketing (other than a Final Failed Remarketing) with respect to the Series E Debt Securities, principal payments received by the Securities Intermediary in respect of the Pledged Series E Treasury Securities shall be invested in Permitted Investments in a principal amount equal to the aggregate stated amount of the related Stock Purchase Contracts, which Permitted Investments shall be considered Pledged Series E Treasury Securities for the purpose of this Agreement. The Collateral Agent shall remit any remaining funds, after application of principal payments received in respect of Series E Treasury Securities to purchase Permitted Investments, to the Stock Purchase Contract Agent who shall remit such funds to the Holders of the related Stripped Common Equity Units on a pro rata basis.
     SECTION 3.4 Payments to Stock Purchase Contract Agent. The Securities Intermediary shall use commercially reasonable efforts to deliver each payment to the Stock Purchase Contract Agent hereunder, to the extent it has received the same, to the account designated by the Stock Purchase Contract Agent for such purpose not later than 2:00 p.m. (New York City time) on the Business Day such payment is received by the Securities Intermediary; provided, however, that if such payment is received by the Securities Intermediary on a day that is not a Business Day or after 12:30 p.m. (New York City time) on a Business Day, then the Securities Intermediary shall use commercially reasonable efforts to deliver such payment to the Stock Purchase Contract Agent no later than 10:30 a.m. (New York City time) on the next succeeding Business Day. Notwithstanding the foregoing, if the Securities Intermediary is required to deliver payments to the Stock Purchase Contract Agent on a Business Day that is in the next calendar year, then the Securities Intermediary shall use commercially reasonable efforts to deliver such payment to the Stock Purchase Contract Agent no later than 10:30 am (New York City time) on the immediately preceding Business Day; provided that such payment is received by the Securities Intermediary on or before 9:00 am (New York City time) on that Business Day.
     SECTION 3.5 Assets Not Properly Released. If the Stock Purchase Contract Agent or any Holder shall receive any principal payments on account of financial assets credited to any

Collateral Account and released therefrom otherwise than in accordance with this Agreement, the Stock Purchase Contract Agent or such Holder shall hold the same as trustee of an express trust for the benefit of the Company and, upon receipt of an Officers’ Certificate of the Company so directing, promptly deliver the same to the Securities Intermediary for credit to the applicable Collateral Account or to the Company for application to the Obligations of the Holders, and the Stock Purchase Contract Agent and Holders shall acquire no right, title or interest in any such payments of principal amounts so received. The Stock Purchase Contract Agent shall have no liability under this Section 3.5 unless and until it has been notified in writing that such payment was delivered to it erroneously and shall have no liability for any action taken, suffered or omitted to be taken prior to its receipt of such notice.
ARTICLE IV
Control
     SECTION 4.1 Establishment of Collateral Accounts. The Securities Intermediary hereby confirms that:
     (a) the Securities Intermediary has established the Series C Collateral Account, the Series D Collateral Account and the Series E Collateral Account and its records identify the Collateral Agent as the sole person having a securities entitlement against the Securities Intermediary with respect to each such Collateral Account;
     (b) each of the Collateral Accounts is a securities account;
     (c) subject to the terms of this Agreement, the Securities Intermediary shall identify in its records the Collateral Agent as the entitlement Holder entitled to exercise the rights that comprise any financial asset credited to the Collateral Accounts;
     (d) all property delivered to the Securities Intermediary pursuant to this Agreement or the Stock Purchase Contract Agreement, including any Permitted Investments, will be credited promptly to the applicable Collateral Account; and
     (e) all securities or other property underlying any financial assets credited to a Collateral Account shall be (i) registered in the name of the Stock Purchase Contract Agent and endorsed to the Securities Intermediary or in blank, (ii) registered in the name of the Securities Intermediary or (iii) credited to another securities account maintained in the name of the Securities Intermediary. In no case will any financial asset credited to a Collateral Account be registered in the name of the Stock Purchase Contract Agent or any Holder or specially endorsed to the Stock Purchase Contract Agent or any Holder unless such financial asset has been further endorsed to the Securities Intermediary or in blank.
     SECTION 4.2 Treatment as Financial Assets. Each item of property (whether investment property, financial asset, security, instrument or cash) credited to a Collateral Account shall be treated as a financial asset.
     SECTION 4.3 Sole Control by Collateral Agent. Except as provided in Section 6.1, at all times prior to the termination of the Pledge, the Collateral Agent shall have sole control of each Collateral Account, and the Securities Intermediary shall take instructions and directions with respect to each Collateral Account solely from the Collateral Agent. If at any time the Securities Intermediary shall receive an entitlement order issued by the Collateral Agent and relating to a Collateral Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Stock Purchase Contract Agent or any Holder or any other Person. Except as otherwise permitted under this Agreement, until termination of the Pledge, the Securities Intermediary will not comply with any entitlement orders issued by the Stock Purchase Contract Agent or any Holder.
     SECTION 4.4 Securities Intermediary’s Location. The Collateral Accounts and the rights and obligations of the Securities Intermediary, the Collateral Agent, the Stock Purchase Contract Agent and the Holders with respect thereto, shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction.
     SECTION 4.5 No Other Claims. Except for the claims and interest of the Collateral Agent and of the Stock Purchase Contract Agent and the Holders in the Collateral Accounts and as set forth in Section 11.11, the Securities Intermediary (without having conducted any investigation) does not know of any claim to, or interest in, the Collateral Accounts or in any financial asset credited thereto. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any of the Collateral Accounts or any financial asset carried in any thereof, the Securities Intermediary will promptly notify the Collateral Agent and the Stock Purchase Contract Agent.
     SECTION 4.6 Investment and Release. All proceeds of financial assets from time to time credited to any of the Collateral Accounts shall be invested as provided in this Agreement. At no time prior to termination of the Pledge with respect to any particular property shall such property be released from any of the Collateral Accounts except in accordance with this Agreement or upon written instructions of the Collateral Agent.
     SECTION 4.7 Statements and Confirmations. The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Collateral Accounts and any financial assets credited thereto simultaneously to each of the Stock Purchase Contract Agent, the Company and the Collateral Agent at their addresses for notices under this Agreement. The requirements of this Section 4.7 shall be performed by the Securities Intermediary by granting each of the Stock Purchase Contract Agent, the Company and the Collateral Agent online read-only access to the Collateral Accounts.
     SECTION 4.8 Tax Allocations and other Tax Matters. The Stock Purchase Contract Agent shall perform all customary tax reporting with respect to all items of income, gain, expense and loss recognized in the Collateral Accounts, to the extent such reporting is required by law, to the Internal Revenue Service authorities in the manner required by law. None of the Securities Intermediary, the Custodial Agent or the Collateral Agent shall have any tax reporting duties hereunder.

          The Collateral Agent is holding the Collateral Accounts for the benefit of the Company and not for its own account. The Company shall pay or reimburse the Stock Purchase Contract Agent, the Collateral Agent, the Custodial Agent and the Securities Intermediary upon request for any transfer taxes or other taxes relating to the Collateral Accounts incurred in connection herewith and shall indemnify and hold harmless the Stock Purchase Contract Agent, the Collateral Agent, the Custodial Agent and the Securities Intermediary from any amounts that they are obligated to pay in the way of such taxes. Any payments of income from the Collateral Accounts shall be subject to withholding regulations then in force with respect to U.S. taxes. The Company shall provide the Stock Purchase Contract Agent, the Collateral Agent, the Custodial Agent and the Securities Intermediary with appropriate W-9 forms for tax identification number certifications, or W-8 forms for non-resident alien certifications. Except as otherwise provided herein, the Holder shall be entitled to any interest earnings in the Collateral Accounts. It is understood that the Collateral Agent, the Custodial Agent and the Securities Intermediary shall only be responsible for income reporting with respect to income earned on the Collateral Accounts and will not be responsible for any other reporting. This paragraph shall survive notwithstanding any termination of this Agreement or the resignation or removal of the Stock Purchase Contract Agent, the Collateral Agent, the Custodial Agent or the Securities Intermediary.
     SECTION 4.9 No Other Agreements. The Securities Intermediary has not entered into, and prior to the termination of the Pledge will not enter into, any agreement with any other Person relating to any of the Collateral Accounts or any financial assets credited thereto, including, without limitation, any agreement to comply with entitlement orders of any Person other than the Collateral Agent, other than as set forth in Section 11.11.
     SECTION 4.10 Powers Coupled with an Interest. The rights and powers granted in this Article IV to the Collateral Agent have been granted in order to perfect its security interests in the Collateral Accounts and the Collateral, are powers coupled with an interest and will be affected neither by the bankruptcy of the Stock Purchase Contract Agent or any Holder nor by the lapse of time. The obligations of the Securities Intermediary under this Article IV shall continue in effect until the termination of the Pledge with respect to any and all Collateral.
     SECTION 4.11 Waiver of Lien; Waiver of Set-off. The Securities Intermediary waives any security interest, lien or right to make deductions or set-offs that it may now have or hereafter acquire in or with respect to any of the Collateral Accounts, any financial asset credited thereto or any security entitlement in respect thereof. Neither the financial assets credited to the Collateral Accounts nor the security entitlements in respect thereof will be subject to deduction, set-off, banker’s lien or any other right in favor of any person other than the Company.
ARTICLE V
Initial Deposit; Creation of Stripped Common Equity Units and Recreation of Normal Common Equity Units
     SECTION 5.1 Initial Deposit of Debt Securities.
     (a) Prior to or concurrently with the execution and delivery of this Agreement, the Stock Purchase Contract Agent, on behalf of the initial Holders of the Normal Common Equity

Units, shall Transfer to the Collateral Agent, for credit to the Series C Collateral Account, the Series C Debt Securities or security entitlements relating thereto, and, for credit to the Series D Collateral Account, the Series D Debt Securities or security entitlements relating thereto, and, for credit to the Series E Collateral Account, the Series E Debt Securities or security entitlements relating thereto, and the Securities Intermediary shall thereupon indicate by book-entry that such Debt Securities, regardless of whether received by the Securities Intermediary in the form of certificated securities effectively indorsed in blank or as security entitlements, have been credited to the applicable Collateral Account.
     (b) Except as provided for in Section 4.1(e), the Securities Intermediary may, at any time or from time to time, cause any or all securities or other property underlying any financial assets credited to any of the Collateral Accounts to be registered in the name of the Securities Intermediary, the Collateral Agent or their respective nominees; provided, that no such financial assets shall be registered in any name other than that of the Securities Intermediary, unless endorsed to the Securities Intermediary or its nominee or in blank, the Collateral Agent or their respective nominees except in connection with the release of such assets to the Holders, the Collateral Agent, or the Company in connection with a release of such assets pursuant to the terms hereof or in connection with the exercise by the Collateral Agent or the Company of its remedies hereunder.
     SECTION 5.2 Creation of Stripped Common Equity Units.
     (a) Each Holder of Normal Common Equity Units shall have the right at any time (but not during the period that begins at 5:00 p.m. (New York City time) on the tenth (10th) Business Day immediately preceding any Stock Purchase Date and ends at 5:00 p.m. (New York City time) on such Stock Purchase Date) to create Stripped Common Equity Units by exchanging Treasury Securities or security entitlements with respect thereto for the Pledged Series C Debt Securities (if any), Pledged Series D Debt Securities (if any) and Pledged Series E Debt Securities then comprising a part of all or a portion of such Holder’s Normal Common Equity Units, in integral multiples of 80 Normal Common Equity Units by:
     (i) Transferring to the Stock Purchase Contract Agent, for further Transfer to the Securities Intermediary for credit to the applicable Collateral Account, Series C Treasury Securities or security entitlements with respect thereto having a Value equal to the aggregate principal amount of the Pledged Series C Debt Securities (if any) to be released, Series D Treasury Securities or security entitlements with respect thereto having a Value equal to the aggregate principal amount of the Pledged Series D Debt Securities (if any) to be released and Series E Treasury Securities or security entitlements with respect thereto having a Value equal to the aggregate principal amount of the Pledged Series E Debt Securities to be released, accompanied by a notice, substantially in the form of Exhibit B to the Stock Purchase Contract Agreement, whereupon the Stock Purchase Contract Agent shall deliver to the Collateral Agent a notice, substantially in the form of Exhibit A, (A) stating that such Holder has notified the Stock Purchase Contract Agent that such Holder has Transferred Treasury Securities or security entitlements with respect thereto to the Stock Purchase Contract Agent for further Transfer to the Securities Intermediary for credit to the applicable Collateral Account, (B) stating the Value of the Treasury Securities or security entitlements with respect thereto Transferred by such

Holder and (C) requesting that the Collateral Agent instruct the Securities Intermediary to accept such Transfer of Treasury Securities and to release from the Pledge to the Stock Purchase Contract Agent as attorney-in-fact of the such Holder an equal Value of Pledged Series C Debt Securities (if any) an equal Value of Pledged Series D Debt Securities (if any) and an equal Value of Pledged Series E Debt Securities that are then a component of such Normal Common Equity Units; and
     (ii) delivering the related Normal Common Equity Units to the Stock Purchase Contract Agent.
     Notwithstanding anything herein to the contrary, no such exchange shall be made (A) at any time when there does not exist an unmatured Treasury Security that would be required, pursuant to clause (i) above, to be delivered to effect such exchange or (B) from the time any Remarketing has priced to, and including, the Stock Purchase Date relating to such Remarketing. Upon receipt of such notice, giving of instructions to the Securities Intermediary that such Transfer be accepted and confirmation that Treasury Securities or security entitlements with respect thereto have been credited to the Series C Collateral Account (if applicable), Series D Collateral Account (if applicable) and the Series E Collateral Account as described in such notice, the Collateral Agent shall instruct the Securities Intermediary by a notice, substantially in the form of Exhibit B, to release such Pledged Series C Debt Securities (if any), Pledged Series D Debt Securities (if any) and Pledged Series E Debt Securities, from the Pledge by Transfer to the Stock Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby.
     (b) Upon credit to (i) the Series C Collateral Account (if applicable) of Series C Treasury Securities or security entitlements thereto, (ii) the Series D Collateral Account (if applicable) of Series D Treasury Securities or security entitlements thereto, and (iii) the Series E Collateral Account of Series E Treasury Securities or security entitlements thereto, with respect to Normal Common Equity Units delivered by a Holder of Normal Common Equity Units and receipt of the related instruction from the Collateral Agent, the Securities Intermediary shall release the Pledged Series C Debt Securities (if any), Pledged Series D Debt Securities (if any) and Pledged Series E Debt Securities from the Pledge and shall promptly Transfer the same to the Stock Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby.
     SECTION 5.3 Recreation of Normal Common Equity Units.
     (a) At any time (but not during the period that begins at 5:00 p.m. (New York City time) on the tenth (10th) Business Day immediately preceding any Stock Purchase Date and ends at 5:00 p.m. (New York City time) on such Stock Purchase Date), a Holder of Stripped Common Equity Units shall have the right to recreate Normal Common Equity Units by exchange of Debt Securities or security entitlements with respect thereto for Pledged Treasury Securities in integral multiples of 80 Stripped Common Equity Units (provided, however, that in no event shall such exchange be permitted at any time after any Treasury Security forming part of such Stripped Common Equity Units has matured), by:

     (i) Transferring to the Stock Purchase Contract Agent for further Transfer to the Securities Intermediary, for credit to the Series C Collateral Account, Series C Debt Securities or security entitlements with respect thereto having an aggregate principal amount equal to the Value of the Pledged Series C Treasury Securities (if any) to be released, Transferring to the Stock Purchase Contract Agent for further Transfer to the Securities Intermediary, for credit to the Series D Collateral Account, Series D Debt Securities or security entitlements with respect thereto having an aggregate principal amount equal to the Value of the Pledged Series D Treasury Securities (if any) to be released, and Transferring to the Stock Purchase Contract Agent for further Transfer to the Securities Intermediary, for credit to the Series E Collateral Account, Series E Debt Securities or security entitlements with respect thereto having an aggregate principal amount equal to the Value of the Pledged Series E Treasury Securities to be released, accompanied by a notice, substantially in the form of Exhibit C to the Stock Purchase Contract Agreement, whereupon the Stock Purchase Contract Agent shall deliver to the Collateral Agent a notice, substantially in the form of Exhibit C, stating that such Holder (x) has Transferred the Series C Debt Securities (if any) or security entitlements with respect thereto to the Stock Purchase Contract Agent for further Transfer to the Securities Intermediary for credit to the Series C Collateral Account, (y) has Transferred the Series D Debt Securities (if any) or security entitlements with respect thereto to the Securities Intermediary for credit to the Series D Collateral Account and (z) has Transferred the Series E Debt Securities or security entitlements with respect thereto to the Securities Intermediary for credit to the Series E Collateral Account and requesting that the Collateral Agent instruct the Securities Intermediary to accept such Transfer and to release from the Pledge to the Stock Purchase Contract Agent an equal Value of the Pledged Series C Treasury Securities, the Pledged Series D Treasury Securities and the Pledged Series E Treasury Securities related to such Stripped Common Equity Units; and
     (ii) delivering the related Stripped Common Equity Units to the Stock Purchase Contract Agent.
     Notwithstanding anything herein to the contrary, no such exchange shall be made from the time any Remarketing has priced to, and including, the Stock Purchase Date relating to such Remarketing.
     Upon receipt of such notice, the giving of instructions to the Securities Intermediary that such Transfer be accepted and confirmation that (i) Series C Debt Securities or security entitlements with respect thereto have been credited to the Series C Collateral Account, (ii) Series D Debt Securities or security entitlements with respect thereto have been credited to the Series D Collateral Account and (iii) Series E Debt Securities or security entitlements with respect thereto have been credited to the Series E Collateral Account, as described in such notice, the Collateral Agent shall instruct the Securities Intermediary by a notice substantially in the form of Exhibit D to release such Pledged Series C Treasury Securities, Pledged Series D Treasury Securities and Pledged Series E Treasury Securities from the Pledge by Transfer to the Stock Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby.

     (b) Upon credit to the applicable Collateral Account of Debt Securities or security entitlements with respect thereto delivered by a Holder of Stripped Common Equity Units and receipt of the related instruction from the Collateral Agent, the Securities Intermediary shall release such Pledged Treasury Securities from the Pledge and shall promptly Transfer the same to the Stock Purchase Contract Agent for distribution to such Holder, free and clear of the Pledge created hereby.
     SECTION 5.4 [Reserved]
     SECTION 5.5 Termination Event.
     (a) Upon receipt by the Collateral Agent of written notice from the Company or the Stock Purchase Contract Agent that a Termination Event has occurred, the Collateral Agent shall release all Collateral from the Pledge and shall promptly instruct the Securities Intermediary to credit:
     (i) any Pledged Debt Securities or security entitlements with respect thereto;
     (ii) any Pledged Treasury Securities or security entitlements with respect thereto; and
     (iii) any payments by Holders (or the Permitted Investments of such payments) pursuant to Section 5.6, to the Stock Purchase Contract Agent for the benefit of the Holders for distribution to such Holders, in accordance with their respective interests, free and clear of the Pledge created hereby, subject to Section 11.11(iii).
     (b) If such Termination Event shall result from the Company’s becoming a debtor under the Bankruptcy Code, and if the Collateral Agent shall for any reason fail promptly to effectuate the release and Transfer of all Pledged Debt Securities, Pledged Treasury Securities and payments by Holders (or the Permitted Investments of such payments) pursuant to Section 5.6 and Proceeds of any of the foregoing, as the case may be, as provided by this Section 5.5, the Stock Purchase Contract Agent shall:
     (i) use its best efforts to obtain an opinion of a nationally recognized law firm to the effect that, notwithstanding the Company being the debtor in such a bankruptcy case, the Collateral Agent will not be prohibited from releasing or Transferring the Collateral as provided in this Section 5.5 and shall deliver or cause to be delivered such opinion to the Collateral Agent within ten days after the occurrence of such Termination Event, and if (A) the Stock Purchase Contract Agent shall be unable to obtain such opinion within ten days after the occurrence of such Termination Event or (B) the Collateral Agent shall continue, after delivery of such opinion, to refuse to effectuate the release and Transfer of all Pledged Debt Securities, Pledged Treasury Securities and the payments by Holders (or the Permitted Investments of such payments) pursuant to Section 5.6 and Proceeds of any of the foregoing, as the case may be, as provided in this Section 5.5, then the Stock Purchase Contract Agent shall, upon receipt of instructions in accordance with the Stock Purchase Contract Agreement, within fifteen days after the occurrence of such Termination Event commence an action or proceeding in the court having jurisdiction of the Company’s case under the Bankruptcy Code seeking an order requiring the Collateral Agent to effectuate the release and transfer of all Pledged Debt Securities, Pledged Treasury Securities and the payments by Holders (or the Permitted Investments of such payments) pursuant to Section 5.6 and Proceeds of any of the foregoing, as the case may be, as provided by this Section 5.5; or
     (ii) upon receipt of instructions in accordance with the Stock Purchase Contract Agreement, commence an action or proceeding like that described in Section 5.5(b)(i) within ten days after the occurrence of such Termination Event.
     SECTION 5.6 Cash Settlement.
     (a) Upon (1) receipt by the Collateral Agent of a notice from the Stock Purchase Contract Agent promptly after 5:00 p.m. (New York City time) on the eleventh (11th) Business Day immediately preceding each scheduled Stock Purchase Date with respect to notices from Holders of Normal Common Equity Units that such Holders have elected, in accordance with the procedures specified in Section 5.2(b)(i) of the Stock Purchase Contract Agreement, to effect a Cash Settlement, and (2) receipt from such Holder by the Securities Intermediary for credit to the applicable Collateral Account at or prior to 5:00 p.m. (New York City time) on the eleventh (11th) Business Day immediately preceding the applicable Stock Purchase Date of the applicable Purchase Price in lawful money of the United States by certified or cashier’s check or wire transfer of immediately available funds payable to or upon the order of the Securities Intermediary, then, subject to receipt of instructions from the Company under Section 3.3(b), the Collateral Agent shall instruct the Securities Intermediary promptly to invest any such Cash in Permitted Investments maturing on the Stock Purchase Date.
     In the event of a Successful Remarketing, upon receipt of Proceeds upon the maturity of the Permitted Investments on a Stock Purchase Date, the Collateral Agent shall (i) instruct the Securities Intermediary to pay the portion of such Proceeds and deliver any certified or cashier’s checks received, in an aggregate amount equal to the Purchase Price, to the Company on the Stock Purchase Date, and (ii) release any amounts in excess of the Purchase Price earned from such Permitted Investments to the Stock Purchase Contract Agent for distribution to the Holders who elected to effect a Cash Settlement in accordance with the Stock Purchase Contract Agreement.
     (b) If a Holder of Normal Common Equity Units fails to duly elect Cash Settlement in accordance with Section 5.2(b)(i) of the Stock Purchase Contract Agreement, then such Holder shall be deemed to have consented to the disposition of such Holder’s Pledged Debt Securities in accordance with Section 5.2(b)(iii) of the Stock Purchase Contract Agreement.
     (i) No later than 11:00 a.m. (New York City time) on the tenth (10th) Business Day immediately preceding the applicable Stock Purchase Date, the Collateral Agent shall deliver to the Stock Purchase Contract Agent a notice, substantially in the form of Exhibit E hereto, stating (i) the number of Normal Common Equity Units as to which it has received Cash Settlement notices and the amount of Cash it has received in connection with such Cash Settlement notices and (ii) the amount of Pledged Debt

Securities to be remarketed in the applicable Remarketing pursuant to Section 5.2(a) of the Stock Purchase Contract Agreement, of the series that is to be remarketed in the applicable Remarketing.
     (ii) In the event of a Failed Remarketing that is not a Final Failed Remarketing, the Collateral Agent shall (i) promptly return the Cash that it has received with respect to the Cash Settlement of Normal Common Equity Units to the Stock Purchase Contract Agent for distribution to Holders who elected to effect a Cash Settlement and (ii) as soon as practicable after 5:00 p.m. (New York City time) on the Business Day immediately preceding the applicable Stock Purchase Date, deliver to the Stock Purchase Contract Agent a notice, stating (A) the amount of Cash that it has received and returned with respect to the Cash Settlement of Normal Common Equity Units and (B) the amount of Pledged Debt Securities of the series subject to the Failed Remarketing in the applicable Collateral Accounts.
     (iii) In the event of a Successful Remarketing, the Collateral Agent shall (i) instruct the Securities Intermediary to release from the Pledge such Holder’s related Pledged Debt Securities of the series subject to the Successful Remarketing as to which such Holder has effected a Cash Settlement pursuant to Section 5.6(a), and (ii) instruct the Securities Intermediary to Transfer all such Pledged Debt Securities of the series subject to the Successful Remarketing to the Stock Purchase Contract Agent for distribution to such Holder free and clear of the Pledge created hereby.
     (iv) In the event of a Final Failed Remarketing, the Collateral Agent shall (i) instruct the Securities Intermediary to release from the Pledge such Holder’s related Pledged Debt Securities of the series subject to the Final Failed Remarketing as to which such Holder has elected not to exercise its Put Right pursuant to Section 5.6(a), and (ii) instruct the Securities Intermediary to Transfer all such Pledged Debt Securities of the series subject to the Final Failed Remarketing to the Stock Purchase Contract Agent for distribution to such Holder free and clear of the Pledge created hereby; provided, however, that the Company shall have no obligation to comply with this clause (iv) if such Holder has failed to make the payment required by Section 5.2(b)(ii) of the Stock Purchase Contract Agreement with respect to the Cash Settlement.
     SECTION 5.7 Early Settlement.
Upon receipt by the Collateral Agent of a notice from the Stock Purchase Contract Agent that a Holder of Common Equity Units has elected to effect an Early Settlement of its obligations under the Stock Purchase Contracts forming a part of such Common Equity Units in accordance with the terms of the Stock Purchase Contracts and in accordance with the procedures specified in Section 5.7 of the Stock Purchase Contract Agreement (which notice shall set forth the number of such Stock Purchase Contracts as to which such Holder has elected to effect Early Settlement), and that the Stock Purchase Contract Agent has received from such Holder, and paid to the Company as confirmed in writing by the Company, the related Early Settlement Amount pursuant to the terms of the Stock Purchase Contracts and the Stock Purchase Contract Agreement, then the Collateral Agent shall release from the Pledge, (1) Pledged Debt Securities, in the case of a Holder of Normal Common Equity Units or (2) Pledged Treasury Securities, in

the case of a Holder of Stripped Common Equity Units, forming a part of such Common Equity Units and shall instruct the Securities Intermediary to Transfer all such Pledged Debt Securities or Pledged Treasury Securities, as the case may be, to the Stock Purchase Contract Agent for distribution to such Holder, in each case free and clear of the Pledge created hereby. A holder of Stripped Common Equity Units may settle early only in integral multiples of 80 Stripped Common Equity Units, and a Holder of Normal Common Equity Units may settle early only in integral multiples of 80 Normal Common Equity Units.
     SECTION 5.8 Cash Merger Early Settlement.
Upon receipt by the Collateral Agent of a notice from the Stock Purchase Contract Agent that a Holder of Common Equity Units has elected to effect a Cash Merger Early Settlement of its obligations under the Stock Purchase Contracts forming a part of such Common Equity Units in accordance with the terms of the Stock Purchase Contracts and in accordance with the procedures specified in Section 5.8 of the Stock Purchase Contract Agreement (which notice shall set forth the number of such Stock Purchase Contracts as to which such Holder has elected to effect Cash Merger Early Settlement), and that the Stock Purchase Contract Agent has received from such Holder, and paid to the Company as confirmed in writing by the Company, the related Cash Merger Early Settlement Amount pursuant to the terms of the Stock Purchase Contracts and the Stock Purchase Contract Agreement, then the Collateral Agent shall release from the Pledge, (i) Pledged Debt Securities, in the case of a Holder of Normal Common Equity Units or (ii) Pledged Treasury Securities, in the case of a Holder of Stripped Common Equity Units, forming a part of such Common Equity Units and shall instruct the Securities Intermediary to Transfer all such Pledged Debt Securities or Pledged Treasury Securities, as the case may be, to the Stock Purchase Contract Agent for distribution to such Holder, in each case free and clear of the Pledge created hereby; provided, however, that if a Holder of Normal Common Equity Units has elected pursuant to Section 5.8(d) of the Stock Purchase Contract Agreement to have the Pledged Debt Securities forming a part of such Normal Common Equity Units transferred to the Company in full satisfaction of such Holder’s obligation to deliver the Cash Merger Early Settlement Amount with respect to such Normal Common Equity Units, the Collateral Agent shall instruct the Security Intermediary to Transfer such Pledged Debt Securities to the Company. A holder of Stripped Common Equity Units may settle early only in integral multiples of 80 Stripped Common Equity Units, and a Holder of Normal Common Equity Units may settle early only in integral multiples of 80 Normal Common Equity Units.
     SECTION 5.9 Application of Proceeds in Settlement of Stock Purchase Contracts.
     (a) If a Holder of Normal Common Equity Units has not duly elected Cash Settlement in accordance with Section 5.2(b)(i) of the Stock Purchase Contract Agreement, such Holder shall be deemed to have elected to pay for the shares of Common Stock to be issued under such Stock Purchase Contracts from the Proceeds of the Remarketing of the related Pledged Debt Securities.
     In the event of a Successful Remarketing, the proceeds will be applied pursuant to and in accordance with Section 7.3 hereof.

     In the event of a Final Failed Remarketing with respect to the Series C Debt Securities, to the extent the Holders have neither exercised the Put Right with respect thereto nor made the payment to the Stock Purchase Contract Agent of the Purchase Price required in connection with an election not to exercise such Put Right, the Collateral Agent, for the benefit of the Company, will, at the written instruction of the Company, deliver or dispose of the Pledged Series C Debt Securities in accordance with the Company’s written instructions to satisfy in full, from any such disposition or retention, the obligations of such Holders of Normal Common Equity Units to pay the Purchase Price for the shares of Common Stock to be issued on the First Stock Purchase Date under the Stock Purchase Contracts underlying such Normal Common Equity Units. Thereafter, the Collateral Agent shall promptly remit the Proceeds in excess of the aggregate Purchase Price for the shares of Common Stock to be issued on the First Stock Purchase Date under such Stock Purchase Contracts to the Stock Purchase Contract Agent for payment to the Holders of the Normal Common Equity Units to which such Series C Debt Securities relate.
     In the event of a Final Failed Remarketing with respect to the Series D Debt Securities, to the extent the Holders have neither exercised the Put Right with respect thereto nor made the payment to the Stock Purchase Contract Agent of the Purchase Price required in connection with an election not to exercise such Put Right, the Collateral Agent, for the benefit of the Company, will, at the written instruction of the Company, deliver or dispose of the Pledged Series D Debt Securities in accordance with the Company’s written instructions to satisfy in full, from any such disposition or retention, the obligations of such Holders of Normal Common Equity Units to pay the Purchase Price for the shares of Common Stock to be issued on the Second Stock Purchase Date under the Stock Purchase Contracts underlying such Normal Common Equity Units. Thereafter, the Collateral Agent shall promptly remit the Proceeds in excess of the aggregate Purchase Price for the shares of Common Stock to be issued on the Second Stock Purchase Date under such Stock Purchase Contracts to the Stock Purchase Contract Agent for payment to the Holders of the Normal Common Equity Units to which such Series D Debt Securities relate.
     In the event of a Final Failed Remarketing with respect to the Series E Debt Securities, to the extent the Holders have neither exercised the Put Right with respect thereto nor made the payment to the Stock Purchase Contract Agent of the Purchase Price required in connection with an election not to exercise such Put Right, the Collateral Agent, for the benefit of the Company, will, at the written instruction of the Company, deliver or dispose of the Pledged Series E Debt Securities in accordance with the Company’s written instructions to satisfy in full, from any such disposition or retention, the obligations of such Holders of Normal Common Equity Units to pay the Purchase Price for the shares of Common Stock to be issued on the Third Stock Purchase Date under the Stock Purchase Contracts underlying such Normal Common Equity Units. Thereafter, the Collateral Agent shall promptly remit the Proceeds in excess of the aggregate Purchase Price for the shares of Common Stock to be issued on the Third Stock Purchase Date under such Stock Purchase Contracts to the Stock Purchase Contract Agent for payment to the Holders of the Normal Common Equity Units to which such Series E Debt Securities relate.
     (b) A Holder of a Stripped Common Equity Unit shall be deemed to have elected to pay for the shares of Common Stock to be issued under the Stock Purchase Contract underlying the Stripped Common Equity Unit from the Proceeds of the related Pledged Treasury Securities. Without the need for any instruction from any Holder, the Collateral Agent shall instruct the Securities Intermediary (i) to remit the Proceeds of the related Pledged Series C Treasury

Securities to the Company in settlement of such Stock Purchase Contracts on the First Stock Purchase Date, (ii) to remit the Proceeds of the related Pledged Series D Treasury Securities to the Company in settlement of such Stock Purchase Contracts on the Second Stock Purchase Date and (iii) to remit the Proceeds of the related Pledged Series E Treasury Securities to the Company in settlement of such Stock Purchase Contracts on the Third Stock Purchase Date. In the event the sum of the Proceeds from the related Pledged Treasury Securities exceeds the aggregate Purchase Price of the Stock Purchase Contracts being settled thereby, the Collateral Agent shall instruct the Securities Intermediary to transfer such excess, when received, to the Stock Purchase Contract Agent for distribution to Holders of the Stripped Common Equity Units.
     (c) Prior to 5:00 p.m. (New York City time) on the twenty fifth (25th) Business Day immediately preceding the Applicable Stock Purchase Date relating to a Remarketing, Holders of Separate Debt Securities of such series of Debt Securities that is the subject of a remarketing may elect to have their applicable Separate Debt Securities remarketed under the Remarketing Agreement, by delivering such applicable Separate Debt Securities along with a notice of such election, substantially in the form of Exhibit F, to the Collateral Agent, acting as Custodial Agent, provided, however, that, notwithstanding anything herein to the contrary, no Holder of a Separate Debt Security may so elect to include such Separate Debt Security in a Remarketing, unless the principal amount of such Separate Debt Security (and, if such Separate Debt Security is a Unit Debt Security, the principal amount of each tranche of Component Debt Securities forming part of such Separate Debt Security) is an integral multiple of one thousand dollars ($1,000). Any such notice and delivery may not be conditioned upon the level at which the Reset Rate for the applicable series of Debt Securities is established in the Remarketing or any other condition. The Custodial Agent shall hold Separate Debt Securities in an account separate from the applicable Collateral Account in which the Pledged Securities shall be held. Holders of Separate Debt Securities electing to have their Separate Debt Securities remarketed will also have the right to withdraw that election by written notice to the Collateral Agent, substantially in the form of Exhibit G hereto, prior to 5:00 p.m. (New York City time) on the twenty fifth (25th) Business Day immediately preceding the Applicable Stock Purchase Date, upon which notice the Custodial Agent shall return such Separate Debt Securities to such Holder. After such time, such election shall become an irrevocable election to have such Separate Debt Securities remarketed in such Remarketing.
     No later than 11:00 a.m. (New York City time) on the twenty fourth (24th) Business Day immediately preceding the Applicable Stock Purchase Date relating to each Remarketing, the Custodial Agent shall notify the Remarketing Agent of the aggregate principal amount of the Separate Debt Securities to be remarketed and deliver to the Remarketing Agent for remarketing all Separate Debt Securities delivered to the Custodial Agent pursuant to this Section 5.9(c) and not validly withdrawn prior to such date. In the event of a Successful Remarketing, after deducting the Remarketing Fee, the Remarketing Agent will remit to the Custodial Agent the remaining portion of the Proceeds of such Remarketing for payment to the Holders of the remarketed Separate Debt Securities, in accordance with their respective interests. In the event of a Failed Remarketing, the Remarketing Agent will promptly return such Separate Debt Securities to the Custodial Agent for distribution to the appropriate Holders.

ARTICLE VI
Voting Rights — Pledged Debt Securities
     SECTION 6.1 Voting Rights. Subject to the terms of Section 4.2 of the Stock Purchase Contract Agreement, the Stock Purchase Contract Agent may exercise, or refrain from exercising, any and all voting and other consensual rights pertaining to the Pledged Debt Securities, or any part thereof for any purpose not inconsistent with the terms of this Agreement and in accordance with the terms of the Stock Purchase Contract Agreement; provided that the Stock Purchase Contract Agent shall give the Company and the Collateral Agent at least five Business Days’ prior written notice of the manner in which it intends to exercise, or its reasons for refraining from exercising, any such right. Upon receipt of any notices and other communications in respect of any Pledged Debt Securities, including notice of any meeting at which holders of the Debt Securities are entitled to vote or solicitation of consents, waivers or proxies of holders of the Debt Securities, the Collateral Agent shall use reasonable efforts to send promptly to the Stock Purchase Contract Agent such notice or communication, and as soon as reasonably practicable after receipt of a written request therefor from the Stock Purchase Contract Agent, execute and deliver to the Stock Purchase Contract Agent such proxies and other instruments in respect of such Pledged Debt Securities (in form and substance satisfactory to the Collateral Agent) as are prepared by the Company and delivered to the Stock Purchase Contract Agent with respect to the Pledged Debt Securities.
ARTICLE VII
Rights and Remedies
     SECTION 7.1 Rights and Remedies of Collateral Agent.
     (a) In addition to the rights and remedies specified in Section 5.9 or otherwise available at law or in equity, after an event of default (as specified in Section 7.1(b) below) hereunder, the Collateral Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC (whether or not the UCC is in effect in the jurisdiction where the rights and remedies are asserted) and the Trades Regulations and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted. Without limiting the generality of the foregoing, such remedies may include, to the extent permitted by applicable law, (1) retention of the Pledged Debt Securities or the Pledged Treasury Securities in full satisfaction of the Holders’ obligations under the Stock Purchase Contracts and the Stock Purchase Contract Agreement or (2) sale of the Pledged Debt Securities or the Pledged Treasury Securities in one or more public or private sales.
     (b) Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, in the event the Company is unable to make payments from amounts transferred or transferable to the Company on account of the principal payments of any Pledged Treasury Securities as provided in Article III, in satisfaction of the Obligations of the Holder of the Common Equity Units of which such applicable Pledged Treasury Securities are a part under the related Stock Purchase Contracts, the inability to make such payments shall constitute an event of default hereunder and the Collateral Agent shall have and may exercise, with reference to such Pledged Treasury Securities any and all of the rights and remedies available to a secured party under the UCC and the Trades Regulations after default by a debtor, and as otherwise granted herein or under any other law.

     (c) Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, the Collateral Agent is hereby irrevocably authorized to receive and collect all payments of (i) the principal amount of the Pledged Debt Securities and (ii) the principal amount of the Pledged Treasury Securities, subject, in each case, to the provisions of Article III, and as otherwise granted herein.
     (d) The Stock Purchase Contract Agent, as attorney-in-fact of the Holders, and each Holder of Common Equity Units agrees and covenants that, from time to time, upon the written request of the Collateral Agent or the Stock Purchase Contract Agent, such Holder shall execute and deliver such further documents and do such other acts and things as the Company may reasonably request in order to maintain the Pledge, and to ensure that the security interest in the Collateral created hereby is perfected and prior to all other security interest in the Collateral (subject to Section 11.11), and to confirm the rights of the Collateral Agent hereunder. The Stock Purchase Contract Agent shall have no liability to any Holder for executing any documents or taking any such acts requested by the Collateral Agent hereunder, except for liability for its own negligent acts, its own negligent failure to act or its own willful misconduct.
     SECTION 7.2 Remarketing. The Collateral Agent shall, by 11:00 a.m., New York City time, on the ninth (9th) Business Day immediately preceding an Applicable Stock Purchase Date, notify the Remarketing Agent of the aggregate principal amount of the applicable series of Pledged Debt Securities that are to be remarketed and without the need for any instruction from any Holder of Normal Common Equity Units, present the related Pledged Debt Securities of the applicable series to the Remarketing Agent for Remarketing in accordance with Section 7.3. In the event of a Failed Remarketing, the Debt Securities presented to the Remarketing Agent pursuant to this Section 7.2 for Remarketing shall be redeposited into the applicable Collateral Account.
     SECTION 7.3 Successful Remarketing. In the event of a Successful Remarketing, the Collateral Agent shall, at the written direction of the Company, instruct the Securities Intermediary to (i) Transfer the applicable Pledged Debt Securities to the Remarketing Agent upon confirmation of deposit by the Remarketing Agent of the Proceeds of such Successful Remarketing (after deducting any Remarketing Fee in accordance with the Remarketing Agreement) in the applicable Collateral Account, (ii) remit to the Company from such Proceeds an amount equal to the aggregate Purchase Price for the shares of Common Stock to be issued under the related Stock Purchase Contracts on the Applicable Stock Purchase Date in full satisfaction of such Holders’ obligations to pay the Purchase Price under the related Stock Purchase Contracts, and (iii) promptly remit the remaining portion of such Proceeds to the Stock Purchase Contract Agent for payment to the Holders of Normal Common Equity Units, in accordance with their respective interests and the Stock Purchase Contract Agreement. With respect to Separate Debt Securities, any Proceeds of such Remarketing (after deducting any Remarketing Fee in accordance with the Remarketing Agreement) attributable to the Separate Debt Securities will be remitted to the Custodial Agent for payment to the holders of Separate Debt Securities. In the event of a Final Failed Remarketing, the Pledged Debt Securities shall remain credited to the Collateral Account and Section 5.9 shall apply.
     SECTION 7.4 Substitutions. Whenever a Holder has the right to substitute Treasury Securities, Debt Securities or security entitlements for any of them, as the case may be, for financial assets held in a Collateral Account, such substitution shall not constitute a novation of the security interest created hereby.
Notwithstanding anything to the contrary in this Agreement, effective at the open of business on the applicable Bifurcation Date, each Pledged Debt Security outstanding immediately prior to such time and, subject to Bifurcation (as defined below) under the Debt Security Indenture, shall, automatically and without the act of any Holder, convert into a Pledged Debt Security consisting of two (2) tranches (the “Bifurcated Pledged Debt Securities”), each of one thousand dollars ($1,000.00) principal amount (the “Bifurcation”). On such Bifurcation Date, the Collateral Agent will submit the certificates representing such Pledged Debt Securities to the Debenture Trustee for cancellation and the Company shall execute and deliver to the Debenture Trustee, registered in the name of the Stock Purchase Contract Agent, for authentication two (2) new certificates representing the Bifurcated Pledged Debt Securities. The Bifurcated Pledged Debt Securities will be delivered to the Collateral Agent and will be subject to the pledge and security interest under this Agreement.
ARTICLE VIII
Representations and Warranties; Covenants
     SECTION 8.1 Representations and Warranties. Each Holder from time to time, acting through the Stock Purchase Contract Agent as attorney-in-fact (it being understood that the Stock Purchase Contract Agent shall not be liable for any representation or warranty made by or on behalf of a Holder), hereby represents and warrants to the Collateral Agent (with respect to such Holder’s interest in the Collateral), which representations and warranties shall be deemed repeated on each day a Holder Transfers Collateral, that, subject to Section 11.11:
     (a) such Holder has the power to grant a security interest in and lien on the Collateral;
     (b) such Holder is the sole beneficial owner of the Collateral and, in the case of Collateral delivered in physical form, is the sole holder of such Collateral and is the sole beneficial owner of, or has the right to Transfer, the Collateral it Transfers to the Collateral Agent for credit to an applicable Collateral Account, free and clear of any security interest, lien, encumbrance, call, liability to pay money or other restriction other than the security interest and lien granted under Article II;
     (c) upon the Transfer of the Collateral to the Collateral Agent for credit to an applicable Collateral Account, the Collateral Agent, for the benefit of the Company, will have a valid and perfected first priority security interest therein (assuming that any central clearing operation or any securities intermediary or other entity not within the control of the Holder involved in the Transfer of the Collateral, including the Collateral Agent and the Securities Intermediary, gives the notices and takes the action required of it hereunder and under applicable law for perfection of that interest and assuming the establishment and exercise of control pursuant to Article IV); and
     (d) the execution and performance by the Holder of its obligations under this Agreement will not result in the creation of any security interest, lien or other encumbrance on the Collateral other than the security interest and lien granted under Article II, or violate any provision of any existing law or regulation applicable to it or of any mortgage, charge, pledge, indenture, contract or undertaking to which it is a party or which is binding on it or any of its assets.
     SECTION 8.2 Covenants. The Holders from time to time, acting through the Stock Purchase Contract Agent as their attorney-in-fact (it being understood that the Stock Purchase Contract Agent shall not be liable for any covenant made by or on behalf of a Holder), hereby covenant to the Collateral Agent that for so long as the Collateral remains subject to the Pledge, subject to Section 11.11:
     (a) such Holders will not create or purport to create or allow to subsist any mortgage, charge, lien, pledge or any other security interest whatsoever over the Collateral or any part of it other than pursuant to this Agreement, and
     (b) such Holders will not sell or otherwise dispose (or attempt to dispose) of the Collateral or any part of it except for the beneficial interest therein, subject to the Pledge hereunder, transferred in connection with the Transfer of the Common Equity Units.
ARTICLE IX
Collateral Agent, Custodial Agent
and Securities Intermediary
     It is hereby agreed as follows:
     SECTION 9.1 Appointment, Powers and Immunities. The Collateral Agent, the Custodial Agent or the Securities Intermediary shall act as agent for the Company hereunder with such powers as are specifically vested in the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, by the terms of this Agreement. The Collateral Agent, the Custodial Agent and Securities Intermediary shall:
     (a) have no duties or responsibilities except those expressly set forth in this Agreement and no implied covenants, functions, responsibilities, duties, liabilities or obligations shall be inferred from this Agreement against the Collateral Agent, the Custodial Agent and the Securities Intermediary, nor shall the Collateral Agent, the Custodial Agent and the Securities Intermediary be bound by the provisions of any agreement by any party hereto beyond the specific terms hereof and none of the Collateral Agent, the Custodial Agent or the Securities Intermediary shall have any fiduciary relationship to the Holders of the Common Equity Units or any other Person;
     (b) not be responsible for any recitals contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by it under, this Agreement, the Common Equity Units or the Stock Purchase Contract Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement (other than as against the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be), the Common Equity Units, any Collateral or the Stock Purchase Contract Agreement or any other document referred to or provided for herein or therein or for any failure by the Company or any other Person (except the Collateral Agent, the Custodial Agent or the

Securities Intermediary, as the case may be) to perform any of its obligations hereunder or thereunder or for the validity, perfection, enforceability, priority or, except as expressly required hereby, maintenance of any security interest created hereunder;
     (c) not be required to initiate or conduct any litigation or collection proceedings hereunder (except pursuant to directions furnished under Section 9.2 hereof, subject to Section 9.8 hereof, and except as may be required in connection with Section 11.11);
     (d) not be responsible for any action taken or omitted to be taken by it in good faith hereunder or under any other document or instrument referred to or provided for herein or in connection herewith or therewith, except for its own gross negligence or willful misconduct; and
     (e) not be required to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder.
     Subject to the foregoing, during the term of this Agreement, the Collateral Agent, the Custodial Agent and the Securities Intermediary are not at any time under any duty to monitor the value of any Collateral in the Collateral Account or whether the Collateral is of a type required or permitted to be held in the Collateral Account.
     The Collateral Agent, Securities Intermediary and Custodial Agent shall only be responsible for transferring money, securities or other property in accordance with the terms herein to the extent that such money, securities or other property is credited to the respective Collateral Account.
     No provision of this Agreement shall require the Collateral Agent, Custodial Agent or the Securities Intermediary to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or the exercise of any of its rights or powers hereunder. In no event shall the Collateral Agent, Custodial Agent or the Securities Intermediary be liable for any amount in excess of the Value of the Collateral.
     SECTION 9.2 Instructions of the Company. The Company shall have the right, by one or more written instruments executed and delivered to the Collateral Agent, to direct the time, method and place of conducting any proceeding for the realization of any right or remedy available to the Collateral Agent, or of exercising any power conferred on the Collateral Agent, or to direct the taking or refraining from taking of any action authorized by this Agreement; provided, however, that (i) such direction shall not conflict with the provisions of any law or of this Agreement or involve the Collateral Agent in personal liability and (ii) the Collateral Agent shall be indemnified to its satisfaction as provided herein. None of the Collateral Agent, the Custodial Agent or the Securities Intermediary has any obligation or responsibility to file any UCC financing or continuation statements or to take any other actions to create, preserve or maintain the security interest in the Collateral except as expressly set forth herein, including, without limitation, in connection with Section 11.11.
     SECTION 9.3 Reliance by Collateral Agent, Custodial Agent and Securities Intermediary. Each of the Collateral Agent, the Custodial Agent and the Securities Intermediary

shall be entitled, in the absence of bad faith, to rely conclusively upon any certification, order, judgment, opinion, notice or other written communication (including, without limitation, any thereof by e-mail or similar electronic means, telecopy or facsimile) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons (without being required to determine the correctness of any fact stated therein) and consult with and conclusively rely upon advice, opinions and statements of legal counsel and other experts selected by the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be. As to any matters not expressly provided for by this Agreement, the Collateral Agent, the Custodial Agent and the Securities Intermediary shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions given by the Company in accordance with this Agreement. The Company shall be responsible for ensuring that only its authorized persons transmit such written instructions to the Collateral Agent, the Custodial Agent and the Securities Intermediary and that all of its authorized persons treat applicable user and authorization codes, passwords and/or authentication keys with extreme care. In the event funds transfer instructions are given (other than in writing at the time of the execution of this Agreement), whether in writing, by telecopier or otherwise, the Collateral Agent, the Custodial Agent and the Securities Intermediary are authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule I hereto, and the Collateral Agent, the Custodial Agent and the Securities Intermediary may rely upon the confirmations of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in writing actually received and acknowledged by the Collateral Agent, the Custodial Agent and the Securities Intermediary. The parties to this Agreement acknowledge that such security procedure is commercially reasonable.
     It is understood that the Collateral Agent, the Custodial Agent and the Securities Intermediary in any funds transfer may rely solely upon any account numbers or similar identifying number provided by the Company to identify (i) the beneficiary, (ii) the beneficiary’s bank, or (iii) an intermediary bank. The Collateral Agent, the Custodial Agent and the Securities Intermediary may apply any of the deposited funds for any payment order it executes using any such identifying number, even where its use may result in a Person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary’s bank, or an intermediary bank, designated by the Company; provided, however, that payment is made to the account as specified by the Company.
     In each case that the Collateral Agent, Custodial Agent or Securities Intermediary may or is required hereunder to take any action, including without limitation to make any determination or judgment, to give consents, to exercise rights, powers or remedies, to release or sell Collateral or otherwise to act hereunder, the Collateral Agent, Custodial Agent or Securities Intermediary may seek direction from the Company. The Collateral Agent, Custodial Agent or Securities Intermediary shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction from the Company. Unless direction is otherwise expressly provided herein, if the Collateral Agent, Custodial Agent or Securities Intermediary shall request direction from the Company with respect to any action, the Collateral Agent, Custodial Agent or the Securities Intermediary shall be entitled to refrain from such action unless and until such agent shall have received direction from the Company, and the agent shall not incur liability to any Person by reason of so refraining.

     SECTION 9.4 Certain Rights.
     (a) Whenever in the administration of the provisions of this Agreement the Collateral Agent, the Custodial Agent or the Securities Intermediary shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or bad faith on the part of the Collateral Agent, the Custodial Agent or the Securities Intermediary, be deemed to be conclusively proved and established by a certificate signed by one of the Company’s officers, and delivered to the Collateral Agent, the Custodial Agent or the Securities Intermediary and such certificate, in the absence of gross negligence or bad faith on the part of the Collateral Agent, the Custodial Agent or the Securities Intermediary, shall be full warrant to the Collateral Agent, the Custodial Agent or the Securities Intermediary for any action taken, suffered or omitted by it under the provisions of this Agreement upon the faith thereof.
     (b) The Collateral Agent, the Custodial Agent or the Securities Intermediary shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper or document.
     SECTION 9.5 Merger, Conversion, Consolidation or Succession to Business. Any Person into which the Collateral Agent, the Custodial Agent or the Securities Intermediary may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Collateral Agent, the Custodial Agent or the Securities Intermediary shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Collateral Agent, the Custodial Agent or the Securities Intermediary shall be the successor of the Collateral Agent, the Custodial Agent or the Securities Intermediary hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.
     SECTION 9.6 Rights in Other Capacities. The Collateral Agent, the Custodial Agent and the Securities Intermediary and their affiliates may (without having to account therefor to the Company) accept deposits from, lend money to, make their investments in and generally engage in any kind of banking, trust or other business with the Company, the Stock Purchase Contract Agent, any other Person interested herein and any Holder of Common Equity Units (and any of their respective subsidiaries or affiliates) as if it were not acting as the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, and the Collateral Agent, the Custodial Agent, the Securities Intermediary and their affiliates may accept fees and other consideration from the Stock Purchase Contract Agent and any Holder of Common Equity Units without having to account for the same to the Company; provided that each of the Securities Intermediary, the Custodial Agent and the Collateral Agent covenants and agrees with the Company that it shall not accept, receive or permit there to be created in favor of itself and shall take no affirmative action to permit there to be created in favor of any other Person, any security interest, lien or other encumbrance of any kind in or upon the Collateral other than the lien created by the Pledge.

     SECTION 9.7 Non-reliance on Collateral Agent, Custodial Agent and Securities Intermediary. None of the Securities Intermediary, the Custodial Agent or the Collateral Agent shall be required to keep itself informed as to the performance or observance by the Stock Purchase Contract Agent or any Holder of Common Equity Units of this Agreement, the Stock Purchase Contract Agreement, the Common Equity Units or any other document referred to or provided for herein or therein or to inspect the properties or books of the Stock Purchase Contract Agent or any Holder of Common Equity Units. None of the Collateral Agent, the Custodial Agent or the Securities Intermediary shall have any duty or responsibility to provide the Company with any credit or other information concerning the affairs, financial condition or business of the Stock Purchase Contract Agent or any Holder of Common Equity Units (or any of their respective affiliates) that may come into the possession of the Collateral Agent, the Custodial Agent or the Securities Intermediary or any of their respective affiliates.
     SECTION 9.8 Compensation and Indemnity.
     The Company agrees to:
     (a) pay the Collateral Agent, the Custodial Agent and the Securities Intermediary from time to time such compensation as shall be agreed in writing between the Company and the Collateral Agent, the Custodial Agent or the Securities Intermediary, as the case may be, for all services rendered by them hereunder;
     (b) indemnify and hold harmless the Collateral Agent, the Custodial Agent, the Securities Intermediary and each of their respective directors, officers, agents and employees (collectively, the “Indemnitees”), from and against any and all claims, liabilities, losses, damages, fines, penalties and expenses (including reasonable fees and expenses of counsel) and taxes (other than those based upon, determined by or measured by the income of the Collateral Agent, the Custodial Agent and Securities Intermediary) (collectively, “Losses” and individually, a “Loss”) that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which either the Collateral Agent, the Custodial Agent or the Securities Intermediary is entitled to rely pursuant to the terms of this Agreement, provided that the Collateral Agent, the Custodial Agent or the Securities Intermediary has not acted with gross negligence or engaged in willful misconduct with respect to the specific Loss against which indemnification is sought; and
     (c) in addition to and not in limitation of paragraph (b) immediately above, indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by or asserted against, the Indemnitees or any of them in connection with or arising out of the Collateral Agent’s, the Custodial Agent’s or the Securities Intermediary’s acceptance, administration or performance of its powers and duties under this Agreement, provided that the Collateral Agent, the Custodial Agent or the Securities Intermediary has not acted with gross negligence or engaged in willful misconduct with respect to the specific Loss against which indemnification is sought.
     Neither the Collateral Agent, the Custodial Agent or the Securities Intermediary shall have any liability whatsoever for the action or inaction of any Depository. The Securities

Intermediary and the Pledge Collateral Agent may act through agents but shall not to be responsible for the negligence or misconduct of any such agents if the same was appointed with due care under this Agreement.
     The provisions of this Section and Section 11.7 shall survive the resignation or removal of the Collateral Agent, Custodial Agent or Securities Intermediary and the termination of this Agreement.
     SECTION 9.9 Failure to Act. In the event of any ambiguity in the provisions of this Agreement or any dispute between or conflicting claims by or among the parties hereto or any other Person with respect to any funds or property deposited hereunder, then at its sole option, each of the Collateral Agent, the Custodial Agent and the Securities Intermediary shall be entitled, after prompt notice to the Company and the Stock Purchase Contract Agent, to refuse to comply with any and all claims, demands or instructions with respect to such property or funds so long as such dispute or conflict shall continue, and the Collateral Agent, the Custodial Agent and the Securities Intermediary shall not be or become liable in any way to any of the parties hereto for its failure or refusal to comply with such conflicting claims, demands or instructions. The Collateral Agent, the Custodial Agent and the Securities Intermediary shall be entitled to refuse to act until either:
     (a) such conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Collateral Agent, the Custodial Agent or the Securities Intermediary; or
     (b) the Collateral Agent, the Custodial Agent or the Securities Intermediary shall have received security or an indemnity satisfactory to it sufficient to save it harmless from and against any and all loss, liability or reasonable out-of-pocket expense which it may incur by reason of its acting.
     Notwithstanding anything contained herein to the contrary, none of the Collateral Agent, the Custodial Agent or the Securities Intermediary shall be required to take any action that is contrary to law or to the terms of this Agreement, or which would in its opinion subject it or any of its officers, employees or directors to liability.
     SECTION 9.10 Resignation of Collateral Agent, Custodial Agent and Securities Intermediary. Subject to the appointment and acceptance of a successor Collateral Agent, Custodial Agent or Securities Intermediary as provided below:
     (i) the Collateral Agent, the Custodial Agent and the Securities Intermediary may resign at any time by giving notice thereof to the Company and the Stock Purchase Contract Agent as attorney-in-fact for the Holders of Common Equity Units;
     (ii) the Collateral Agent, the Custodial Agent and the Securities Intermediary may be removed at any time by the Company; and

     (iii) if the Collateral Agent, the Custodial Agent or the Securities Intermediary fails to perform any of its material obligations hereunder in any material respect for a period of not less than 20 days after receiving written notice of such failure by the Stock Purchase Contract Agent, and such failure shall be continuing, the Collateral Agent, the Custodial Agent and the Securities Intermediary may be removed by the Stock Purchase Contract Agent, acting at the direction of the Holders of a majority in number of the Common Equity Units.
     The Stock Purchase Contract Agent shall promptly notify the Company of any removal of the Collateral Agent, the Custodial Agent or the Securities Intermediary pursuant to clause (iii) of this Section 9.10. Upon any such resignation or removal, the Company shall have the right to appoint a successor Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be. If no successor Collateral Agent, Custodial Agent or Securities Intermediary shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Collateral Agent’s, Custodial Agent’s or Securities Intermediary’s giving of notice of resignation or the Company’s or the Stock Purchase Contract Agent’s giving notice of such removal, then the retiring or removed Collateral Agent, Custodial Agent or Securities Intermediary may petition any court of competent jurisdiction, at the expense of the Company, for the appointment of a successor Collateral Agent, Custodial Agent or Securities Intermediary. The Collateral Agent, the Custodial Agent and the Securities Intermediary shall each be a bank, trust company or national banking association with a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Collateral Agent, Custodial Agent or Securities Intermediary hereunder by a successor Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, such successor Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, and the retiring Collateral Agent, Custodial Agent or Securities Intermediary, as the case may be, shall take all appropriate action, subject to payment of any amounts then due and payable to it hereunder, to transfer any money and property held by it hereunder (including the Collateral) to such successor. The retiring Collateral Agent, Custodial Agent or Securities Intermediary shall, upon such succession, be discharged from its duties and obligations as Collateral Agent, Custodial Agent or Securities Intermediary hereunder. After any retiring Collateral Agent’s, Custodial Agent’s or Securities Intermediary’s resignation hereunder as Collateral Agent, Custodial Agent or Securities Intermediary, the provisions of this Article IX shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent, Custodial Agent or Securities Intermediary. Any resignation or removal of the Collateral Agent, Custodial Agent or Securities Intermediary hereunder, at a time when such Person is acting as the Collateral Agent, Custodial Agent or Securities Intermediary, shall be deemed for all purposes of this Agreement as the simultaneous resignation or removal of the Collateral Agent, Securities Intermediary or Custodial Agent, as the case may be.
     SECTION 9.11 Right to Appoint Agent or Advisor. The Collateral Agent, Custodial Agent and Securities Intermediary each shall have the right to appoint agents or advisors in connection with any of their respective duties hereunder, and the Collateral Agent, Custodial Agent and Securities Intermediary shall not be liable for any action taken or omitted by, or in reliance upon the advice of, such agents or advisors selected in good faith. The appointment of agents pursuant to this Section 9.11 shall be subject to prior written consent of the Company, which consent shall not be unreasonably withheld.
     SECTION 9.12 Survival. The provisions of this Article IX shall survive termination of this Agreement and the resignation or removal of the Collateral Agent, the Custodial Agent or the Securities Intermediary.
     SECTION 9.13 Exculpation. Anything contained in this Agreement to the contrary notwithstanding, in no event shall the Collateral Agent, the Custodial Agent or the Securities Intermediary or their officers, directors, employees or agents be liable under this Agreement to any third party for indirect, special, punitive, or consequential loss or damage of any kind whatsoever, including, but not limited to, lost profits, whether or not the likelihood of such loss or damage was known to the Collateral Agent, the Custodial Agent or the Securities Intermediary, or any of them.
ARTICLE X
Amendment
     SECTION 10.1 Amendment Without Consent of Holders. Without the consent of any Holders, the Company, when duly authorized by a Board Resolution, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Stock Purchase Contract Agent, at any time and from time to time, may amend this Agreement, in form satisfactory to the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Stock Purchase Contract Agent, to:
     (a) evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company;
     (b) evidence and provide for the acceptance of appointment hereunder by a successor Collateral Agent, Custodial Agent, Securities Intermediary or Stock Purchase Contract Agent;
     (c) add to the covenants of the Company for the benefit of the Holders, or surrender any right or power herein conferred upon the Company, provided that such covenants or such surrender do not adversely affect the validity, perfection or priority of the Pledge created hereunder;
     (d) cure any ambiguity (or formal defect) or correct or supplement any provisions herein which may be inconsistent with another such provisions herein, provided that such action shall not adversely affect the interests of the Holders in any material respect.; or
     (e) make any other provisions with respect to such matters or questions arising under this Agreement, provided that such action shall not adversely affect the interests of the Holders in any material respect.
Promptly following the entry into of any agreement supplemental hereto pursuant to this Section 10.1, the Company will give written notice to the Holders of such agreement, provided that failure to give such notice shall not impair the validity of such agreement.

     SECTION 10.2 Amendment with Consent of Holders. With the consent of the Holders of not less than a majority in number of the Common Equity Units at the time Outstanding, including without limitation the consent of the Holders obtained in connection with a tender or an exchange offer, by Act of such Holders delivered to the Company, the Stock Purchase Contract Agent, the Custodial Agent, the Securities Intermediary and the Collateral Agent, the Company, when duly authorized by a Board Resolution, the Stock Purchase Contract Agent, the Collateral Agent, the Securities Intermediary and the Collateral Agent may amend this Agreement for the purpose of modifying in any manner the provisions of this Agreement or the rights of the Holders in respect of the Common Equity Units; provided, however, that no such supplemental agreement shall, without the consent of the Holders of each Outstanding Common Equity Unit affected thereby:
     (a) change the amount or type of Collateral underlying a Common Equity Unit (except for the rights of Holders of Normal Common Equity Units to substitute Treasury Securities for Pledged Debt Securities, or the rights of Holders of Stripped Common Equity Units to substitute Debt Securities for Pledged Treasury Securities), impair the right of the Holder of any Common Equity Unit to receive distributions on the underlying Collateral or otherwise adversely affect the Holder’s rights in or to such Collateral; or
     (b) otherwise effect any action that would require the consent of the Holder of each Outstanding Common Equity Unit affected thereby pursuant to the Stock Purchase Contract Agreement if such action were effected by a modification or amendment of the provisions of the Stock Purchase Contract Agreement; or
     (c) reduce the percentage of Common Equity Units the consent of whose Holders is required for the modification or amendment of the provisions of this Agreement;
provided that if any amendment or proposal referred to above would adversely affect only the Normal Common Equity Units or only the Stripped Common Equity Units, then only the affected class of Holders as of the record date for the Holders entitled to vote thereon will be entitled to vote on such amendment or proposal, and such amendment or proposal shall not be effective except with the consent of Holders of not less than a majority of such class; provided further that the unanimous consent of the Holders of each Outstanding Common Equity Unit of such class affected thereby shall be required to approve any amendment or proposal specified in clauses (a) through (c) above.
     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such Act shall approve the substance thereof.
     SECTION 10.3 Execution of Amendments. In executing any amendment permitted by this Article, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Stock Purchase Contract Agent shall be entitled to receive and (subject to Section 7.1 of the Stock Purchase Contract Agreement with respect to the Stock Purchase Contract Agent) shall be fully authorized and protected in relying upon, an Opinion of Counsel and an Officers’ Certificate (as such terms are defined in the Stock Purchase Contract Agreement) stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent, if any, to the execution and delivery of such amendment have been satisfied. The Collateral Agent, Custodial Agent, Securities Intermediary and Stock Purchase Contract Agent may, but shall not be obligated to, enter into any such amendment which affects their own respective rights, duties or immunities under this Agreement or otherwise.
     SECTION 10.4 Effect of Amendments. Upon the execution of any amendment under this Article, this Agreement shall be modified in accordance therewith, and such amendment shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered under the Stock Purchase Contract Agreement shall be bound thereby.
     SECTION 10.5 Reference of Amendments. Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any amendment pursuant to this Article X may, and shall if required by the Collateral Agent or the Stock Purchase Contract Agent, bear a notation as to any matter provided for in such amendment. If the Company shall so determine, new Certificates so modified as to conform, to any such amendment may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Stock Purchase Contract Agent in accordance with the Stock Purchase Contract Agreement in exchange for Certificates representing Outstanding Common Equity Units.
ARTICLE XI
Miscellaneous
     SECTION 11.1 No Waiver. No failure on the part of the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary or any of their respective agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary or any of their respective agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.
     SECTION 11.2 Governing Law; Submission to Jurisdiction. This agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Holders from time to time of the Common Equity Units, acting through the Stock Purchase Contract Agent as their attorney-in-fact, hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Holders from time to time of the Common Equity Units, acting through the Stock Purchase Contract Agent as their attorney-in-fact, irrevocably waive, to the fullest extent permitted by applicable law, any objection that they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     SECTION 11.3 Notices. All notices, requests, consents and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy, with receipt confirmed) delivered to the intended recipient at the “Address For Notices” specified below its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.
     SECTION 11.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Stock Purchase Contract Agent, and the Holders from time to time of the Common Equity Units, by their acceptance of the same, shall be deemed to have agreed to be bound by the provisions hereof and to have ratified the agreements of, and the grant of the Pledge hereunder by, the Stock Purchase Contract Agent.
     SECTION 11.5 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.
     SECTION 11.6 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.
     SECTION 11.7 Expenses, Etc. The Company agrees to reimburse the Collateral Agent, the Custodial Agent and the Securities Intermediary for:
     (a) all reasonable costs and expenses of the Collateral Agent, the Custodial Agent and the Securities Intermediary (including, without limitation, the reasonable fees and expenses of counsel to the Collateral Agent, the Custodial Agent and the Securities Intermediary), in connection with (i) the negotiation, preparation, execution and delivery or performance of this Agreement and (ii) any modification, supplement or waiver of any of the terms of this Agreement;
     (b) all reasonable costs and expenses of the Collateral Agent, the Custodial Agent and the Securities Intermediary (including, without limitation, reasonable fees and expenses of counsel) in connection with (i) any enforcement or proceedings resulting or incurred in connection with causing any Holder of Common Equity Units to satisfy its obligations under the Stock Purchase Contracts forming a part of the Common Equity Units and (ii) the enforcement of this Section 11.7;
     (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any other document referred to herein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated hereby;
     (d) all reasonable fees and expenses of any agent or advisor appointed by the Collateral Agent and consented to by the Company under Section 9.11 of this Agreement; and
     (e) any other out-of-pocket costs and expenses reasonably incurred by the Collateral Agent, the Custodial Agent and the Securities Intermediary in connection with the performance of their duties and the exercise of their powers hereunder.
     SECTION 11.8 Security Interest Absolute. All rights of the Collateral Agent and security interests hereunder, and all obligations of the Holders from time to time hereunder, shall be absolute and unconditional irrespective of:
     (a) any lack of validity or enforceability of any provision of the Stock Purchase Contracts or the Common Equity Units or any other agreement or instrument relating thereto;
     (b) any change in the time, manner or place of payment of, or any other term of, or any increase in the amount of, all or any of the obligations of Holders of the Common Equity Units under the related Stock Purchase Contracts, or any other amendment or waiver of any term of, or any consent to any departure from any requirement of, the Stock Purchase Contract Agreement or any Stock Purchase Contract or any other agreement or instrument relating thereto; or
     (c) any other circumstance which might otherwise constitute a defense available to, or discharge of, a borrower, a guarantor or a pledgor.
     SECTION 11.9 Notice of Termination Event. Upon the occurrence of a Termination Event, the Company shall deliver written notice to the Stock Purchase Contract Agent, the Collateral Agent, the Custodial Agent and the Securities Intermediary. Upon the written request of the Collateral Agent or the Securities Intermediary, the Company shall inform such party whether or not a Termination Event has occurred.
     SECTION 11.10 Incorporation by Reference. In connection with its execution and performance hereunder the Stock Purchase Contract Agent is entitled to all rights, privileges, protections, immunities, benefits and indemnities provided to it under the Stock Purchase Contract Agreement.
     SECTION 11.11 Indemnification Security Agreement.
     (a) The Company, the Stock Purchase Contract Agent, the Collateral Agent and the Securities Intermediary agree, for so long as any Common Equity Units are pledged pursuant to the Indemnification Security Agreement (“Pledged Units”), and the Initial Holder, by its acceptance of such Common Equity Units, shall be deemed to have agreed, that notwithstanding anything to the contrary set forth herein:

     (i) the Company shall promptly notify the Stock Purchase Contract Agent, the Collateral Agent and the Securities Intermediary of the number of Pledged Units that are Normal Common Equity Units and the number of Pledged Units that are Stripped Common Equity Units and of the release of any Pledged Units from the lien of the Indemnification Security Agreement;
     (ii) to the extent some but not all Common Equity Units are Pledged Units, the Securities Intermediary shall divide each Collateral Account into two subaccounts (the “Subaccounts“) (each of which shall be treated as a securities account within the meaning of Article 8 of the UCC) and shall allocate to each Subaccount the proportion of the Collateral in such Collateral Account that corresponds to the proportion of the Common Equity Units that are and are not Pledged Units (each Subaccount corresponding to the Pledged Units being referred to as a “Pledged Unit Subaccount”);
     (iii) following a Termination Event, the Collateral Agent shall transfer from the Pledged Unit Subaccounts or otherwise to the Securities Intermediary under the Indemnification Security Agreement for credit to the Indemnification Account as additional Collateral thereunder all payments of principal it receives, if any, in respect of the Pledged Debt Securities and the Pledged Treasury Securities forming a part of Pledged Units in accordance with the Indemnification Security Agreement;
     (iv) the Initial Holder, the Securities Intermediary and the Collateral Agent may enter into the Indemnification Security Agreement; the Securities Intermediary may, and the Security Intermediary agrees to, comply with entitlement orders of the Collateral Agent with respect to the Collateral properly delivered to it thereunder and credited or required to be credited to each Pledged Unit Subaccount without further consent by the Initial Holder referred to above; the Collateral Agent may comply with instructions given to it by the Company; and the Initial Holder and the Stock Purchase Contract Agent on behalf of the Initial Holder may perform the Initial Holder’s obligations under the Indemnification Security Agreement;
     (v) upon the creation pursuant to Section 5.2 of Stripped Common Equity Units that are Pledged Units, the Debt Securities released from the Pledged Unit Subaccounts shall be released from the lien of the Indemnification Security Agreement and shall be promptly Transferred to the Stock Purchase Contract Agent for distribution to the Initial Holder, free and clear of such lien;
     (vi) upon the recreation pursuant to Section 5.3 of Normal Common Equity Units that are Pledged Units, the Treasury Securities released from the Pledged Unit Subaccounts shall be released from the lien of the Indemnification Security Agreement and shall be promptly Transferred to the Stock Purchase Contract Agent for distribution to the Initial Holder, free and clear of such lien;
     (vii) upon the Early Settlement or Cash Merger Early Settlement of Common Equity Units that are Pledged Units, the Debt Securities or Treasury Securities released from the Pledged Unit Subaccount shall be released from the lien of the Indemnification Security Agreement and shall be promptly Transferred to the Stock Purchase Contract

Agent for distribution to the Initial Holder, free and clear of such lien, except as set forth in the proviso to the penultimate sentence of Section 5.8; and
     (viii) the interest of the Initial Holder in the Collateral, including Pledged Unit Subaccounts, may be subject to the security interest and lien granted under the Indemnification Security Agreement and the secured party under the Indemnification Security Agreement may exercise its rights with respect to such interest in accordance with the Indemnification Security Agreement.
     (b) Notwithstanding anything to the contrary set forth herein or in the Indemnification Security Agreement, upon the release of any Common Equity Units from the pledge pursuant to the Indemnification Security Agreement, such Common Equity Units (including the Debt Securities or Treasury Securities forming part of such Common Equity Units) shall be free and clear of the lien of the Indemnification Security Agreement.
     SECTION 11.12 Facilitation of Exchanges and Substitutions. In order to facilitate the transfer, exchange or substitution hereunder of any Debt Securities, the Company shall provide the registrar for such Debt Securities a sufficient supply of securities for purposes of transfer, exchange and substitution and shall cause such registrar to coordinate and cooperate with the Collateral Agent and the Securities Intermediary to effect such transfer, exchange or substitution. The Securities Intermediary and the Collateral Agent, as such, shall have no responsibility for any delay by any registrar to provide securities to effect any such transfer, exchange or substitution.
     SECTION 11.13 USA Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the USA Patriot Act Deutsche Bank Trust Company Americas, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with Deutsche Bank Trust Company Americas. The parties to this Agreement agree that they will provide Deutsche Bank Trust Company Americas with such information as it may request in order for Deutsche Bank Trust Company Americas to satisfy the requirements of the USA Patriot Act.
     SECTION 11.14 Force Majeure. The Stock Purchase Contract Agent, the Collateral Agent, the Custodial Agent and the Securities Intermediary shall not be responsible or liable for any failure or delay in the performance of their obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond their reasonable control, including without limitation, acts of God, earthquakes, fires, floods, wars, civil or military disturbances, sabotage, epidemics, riots, interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service, accidents, labor disputes, acts of civil or military authority, governmental actions or inability to obtain labor, material, equipment or transportation.
     SECTION 11.15 Waiver of Trial by Jury. Each party hereto and the Holders hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated thereby.

     In Witness Whereof, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

MetLife, Inc.
By:	/s/ Steven J. Goulart
	Name:	Steven J. Goulart
	Title:	Senior Vice President and Treasurer

Address for Notices:

MetLife, Inc.
1095 Avenue of the Americas
New York, NY 10036-6746
MetLife, Inc.
Facsimile: 212-578-3070
Attention: Treasury

Deutsche Bank Trust Company Americas, as
Stock Purchase Contract Agent and as
attorney-in-fact of the Holders from time to time of the
Common Equity Units

By:	/s/ Annie Jaghatspanyan
	Name:	Annie Jaghatspanyan
	Title:	Vice President

By:	/s/ Carol Ng
	Name:	Carol Ng
	Title:	Vice President

Address for Notices:

Deutsche Bank Trust Company Americas
Trust and Securities Services
60 Wall Street, 27th Floor
MS: NYC60-2710
New York, NY 10005
Facsimile: 732-578-4635
Attention: Corporates Team/MetLife, Inc.

Copy to:

Deutsche Bank Trust Company Americas
Trust and Securities Services
100 Plaza One
6th Floor — MS JCY03-0699
Jersey City, New Jersey 07311-3901
Facsimile: 732-578-4635
Attention: Corporates Team/MetLife, Inc.

Pledge Agreement

Deutsche Bank Trust Company Americas, as Collateral Agent, Custodial Agent and Securities Intermediary
By:	/s/ Annie Jaghatspanyan
	Name:	Annie Jaghatspanyan
	Title:	Vice President

By:	/s/ Carol Ng
	Name:	Carol Ng
	Title:	Vice President

Address for Notices:

Deutsche Bank Trust Company Americas
Trust and Securities Services
60 Wall Street, 27th Floor
MS: NYC60-2710
New York, NY 10005
Facsimile: 732-578-4635
Attention: Corporates Team / MetLife, Inc.

copy to:

Deutsche Bank National Trust Company
Trust & Securities Services
100 Plaza One
6th Floor — MS JCY03-0699
Jersey City, NJ 07311-3901
Fax: 732-578-4635
Attention: Corporates Team / MetLife, Inc.

2

EXHIBIT A
Instruction
from Stock Purchase Contract Agent
to Collateral Agent
(Creation of Stripped Common Equity Units)
[•]
Facsimile: [•]
Attention: [•]
Re:	____________Normal Common Equity Units of MetLife, Inc. (the “Company”)
     The securities accounts of Deutsche Bank Trust Company Americas, as Collateral Agent, maintained by the Securities Intermediary and designated “Deutsche Bank Trust Company Americas, as Collateral Agent of MetLife, Inc., as pledgee of Deutsche Bank Trust Company Americas, as the Stock Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders, Series C” (the “Series C Collateral Account”), “Deutsche Bank Trust Company Americas, as Collateral Agent of MetLife, Inc., as pledgee of Deutsche Bank Trust Company Americas, as the Stock Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders, Series D” (the “Series D Collateral Account”) and “Deutsche Bank Trust Company Americas, as Collateral Agent of MetLife, Inc., as pledgee of Deutsche Bank Trust Company Americas, as the Stock Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders, Series E” (the “Series E Collateral Account”).
     Please refer to the Pledge Agreement, dated as of November 1, 2010 (the “Pledge Agreement”), among the Company, you, as Collateral Agent, as Securities Intermediary and as Custodial Agent and the undersigned, as Stock Purchase Contract Agent and as attorney-in-fact for the holders of Normal Common Equity Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.
     We hereby notify you in accordance with Section 5.2 of the Pledge Agreement that:
     [Include only if Notice is Delivered Prior to the First Stock Purchase Date the holder of securities named below (the “Holder”) has elected to (i) substitute $ ___________ Value of Series C Treasury Securities or security entitlements with respect thereto in exchange for an equal Value of Pledged Series C Debt Securities relating to Normal Common Equity Units; (ii) substitute $ ___________ Value of Series D Treasury Securities or security entitlements with respect thereto in exchange for an equal Value of Pledged Series D Debt Securities relating to Normal Common Equity Units; and (iii) substitute $ ___________ Value of Series E Treasury Securities or security entitlements with respect thereto in exchange for an equal Value of Pledged Series E Debt Securities relating to Normal Common Equity Units and has delivered to the undersigned a notice stating that the Holder has Transferred such Treasury Securities or security entitlements with respect thereto to the Securities Intermediary, for credit to the Series C Collateral Account, Series D Collateral Account and/or Series E Collateral Account, as applicable.]

     [Include only if Notice is Delivered After the First Stock Purchase Date But Prior to the Second Stock Purchase Date [the holder of securities named below (the “Holder”)[the Holder] has elected to substitute (i) $ ___________ Value of Series D Treasury Securities or security entitlements with respect thereto in exchange for an equal Value of Pledged Series D Debt Securities relating to Normal Common Equity Units and (ii) $ ___________ Value of Series E Treasury Securities or security entitlements with respect thereto in exchange for an equal Value of Pledged Series E Debt Securities and has delivered to the undersigned a notice stating that the Holder has Transferred such Treasury Securities or security entitlements with respect thereto to the Securities Intermediary, for credit to the Series D Collateral Account and/or Series E Collateral Account, as applicable.]
     [the holder of securities named below (the “Holder”)][the Holder] has elected to substitute $ ___________ Value of Series E Treasury Securities or security entitlements with respect thereto in exchange for an equal Value of Pledged Series E Debt Securities relating to Normal Common Equity Units and has delivered to the undersigned a notice stating that the Holder has Transferred such Treasury Securities or security entitlements with respect thereto to the Securities Intermediary, for credit to the Series E Collateral Account.
     We hereby request that you instruct the Securities Intermediary:
     [Include only if Notice is Delivered Prior to the First Stock Purchase Date Upon confirmation that (i) such Series C Treasury Securities or security entitlements thereto have been credited to the Series C Collateral Account; (ii) such Series D Treasury Securities or security entitlements thereto have been credited to the Series D Collateral Account; and (iii) such Series E Treasury Securities or security entitlements thereto have been credited to the Series E Collateral Account to release to the undersigned, on behalf of the Holder for distribution to such Holder, an equal Value of Pledged Series C Debt Securities, Pledged Series D Debt Securities and/or Pledged Series E Debt Securities, as applicable, in accordance with Section 5.2 of the Pledge Agreement.]
     [Include only if Notice is Delivered After the First Stock Purchase Date But Prior to the Second Stock Purchase Date Upon confirmation that (i) such Series D Treasury Securities or security entitlements thereto have been credited to the Series D Collateral Account or (ii) such Series E Treasury Securities or security entitlements thereto have been credited to the Series E Collateral Account to release to the undersigned, on behalf of the Holder for distribution to such Holder, an equal Value of Pledged Series D Debt Securities and/or Pledged Series E Debt Securities, as applicable, in accordance with Section 5.2 of the Pledge Agreement.]
     [Include only if Notice is Delivered After the Second Stock Purchase Date Upon confirmation that such Series E Treasury Securities or security entitlements thereto have been credited to the Series E Collateral Account, to release to the undersigned, on behalf of the Holder for distribution to such Holder, an equal Value of Pledged Series E Debt Securities in accordance with Section 5.2 of the Pledge Agreement.]

Date:__________________
Deutsche Bank Trust Company Americas, as Stock Purchase Contract Agent and as attorney-in-fact of the Holders from time to time of the Common Equity Units
By:
Name:
Title:

     Please print name and address of Holder electing to substitute Treasury Securities or security entitlements with respect thereto for the Pledged Debt Securities:

Name	Social Security or other Taxpayer Identification Number, if any

Address

EXHIBIT B
Instruction
from Collateral Agent
to Securities Intermediary
(Creation of Stripped Common Equity Units)
Deutsche Bank Trust Company Americas
as Securities Intermediary
Facsimile: [•]
Attention: [•]
Re:	____________ Normal Common Equity Units of MetLife, Inc. (the “Company”)
     The securities accounts of Deutsche Bank Trust Company Americas, as Collateral Agent, maintained by the Securities Intermediary and designated “Deutsche Bank Trust Company Americas, as Collateral Agent of MetLife, Inc., as pledgee of Deutsche Bank Trust Company Americas, as the Stock Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders, Series C” (the “Series C Collateral Account”), “Deutsche Bank Trust Company Americas, as Collateral Agent of MetLife, Inc., as pledgee of Deutsche Bank Trust Company Americas, as the Stock Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders, Series D” (the “Series D Collateral Account”) and “Deutsche Bank Trust Company Americas, as Collateral Agent of MetLife, Inc., as pledgee of Deutsche Bank Trust Company Americas, as the Stock Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders, Series E” (the “Series E Collateral Account”).
     Please refer to the Pledge Agreement, dated as of November 1, 2010 (the “Pledge Agreement”), among the Company, you, as Collateral Agent, as Securities Intermediary and as Custodial Agent and the undersigned, as Stock Purchase Contract Agent and as attorney-in-fact for the holders of Normal Common Equity Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.
     [If Notice is Delivered Prior to the First Stock Purchase Date When you have confirmed that (i) $ ___________ Value of Series C Treasury Securities or security entitlements thereto has been credited to the Series C Collateral Account by or for the benefit of ___________, as Holder of Normal Common Equity Units (the “Holder”), (ii) $ ___________ Value of Series D Treasury Securities or security entitlements thereto has been credited to the Series D Collateral Account by or for the benefit of the Holder and (iii) $ ___________ Value of Series E Treasury Securities or security entitlements thereto has been credited to the Series E Collateral Account by or for the benefit of the Holder, you are hereby instructed to release from the Series C Collateral Account an equal Value of Pledged Series C Debt Securities or security entitlements with respect thereto, to release from the Series D Collateral Account an equal Value of Pledged Series D Debt Securities or security entitlements with respect thereto, and to release from the Series E Collateral Account an equal Value of Pledged Series E Debt Securities or security entitlements with respect thereto, relating to Normal Common Equity Units of the Holder by Transfer to the Stock Purchase Contract Agent on behalf of the Holder for distribution to such Holder in accordance with Section 5.2 of the Pledge Agreement.]

     [If Notice is Delivered After the First Stock Purchase Date but Prior to the Second Stock Purchase Date When you have confirmed that (i) $ ___________ Value of Series D Treasury Securities or security entitlements thereto has been credited to the Series D Collateral Account by or for the benefit of ___________, as Holder of Normal Common Equity Units (the “Holder”) and (ii) $ ___________ Value of Series E Treasury Securities or security entitlements thereto has been credited to the Series E Collateral Account by or for the benefit of the Holder, you are hereby instructed to release from the Series D Collateral Account an equal Value of Pledged Series D Debt Securities or security entitlements with respect thereto, and to release from the Series E Collateral Account an equal Value of Pledged Series E Debt Securities or security entitlements with respect thereto, relating to Normal Common Equity Units of the Holder by Transfer to the Stock Purchase Contract Agent on behalf of the Holder for distribution to such Holder in accordance with Section 5.2 of the Pledge Agreement.]
     [If Notice is Delivered After the Second Stock Purchase Date When you have confirmed that $ ___________ Value of Series E Treasury Securities or security entitlements thereto has been credited to the Series E Collateral Account by or for the benefit of ___________ , as Holder of Normal Common Equity Units (the “Holder”), you are hereby instructed to release to the undersigned, from the Series E Collateral Account an equal Value of Pledged Series E Debt Securities or security entitlements with respect thereto, relating to Normal Common Equity Units of the Holder by Transfer to the Stock Purchase Contract Agent on behalf of the Holder for distribution to such Holder in accordance with Section 5.2 of the Pledge Agreement.]

Dated: __________________
Deutsche Bank Trust Company Americas, as Collateral Agent
By:
Name:
Title:

     Please print name and address of Holder:

Name	Social Security or other Taxpayer Identification Number, if any

Address

EXHIBIT C
Instruction
from Stock Purchase Contract Agent
to Collateral Agent
(Recreation of Normal Common Equity Units)
Deutsche Bank Trust Company Americas,
as Securities Intermediary
Facsimile: [•]
Attention: [•]
Re:	____________ Normal Common Equity Units of MetLife, Inc. (the “Company”)
     The securities accounts of Deutsche Bank Trust Company Americas, as Collateral Agent, maintained by the Securities Intermediary and designated “Deutsche Bank Trust Company Americas, as Collateral Agent of MetLife, Inc., as pledgee of Deutsche Bank Trust Company Americas, as the Stock Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders, Series C” (the “Series C Collateral Account”), “Deutsche Bank Trust Company Americas, as Collateral Agent of MetLife, Inc., as pledgee of Deutsche Bank Trust Company Americas, as the Stock Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders, Series D” (the “Series D Collateral Account”) and “Deutsche Bank Trust Company Americas, as Collateral Agent of MetLife, Inc., as pledgee of Deutsche Bank Trust Company Americas, as the Stock Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders, Series E” (the “Series E Collateral Account”).
     Please refer to the Pledge Agreement, dated as of November 1, 2010 (the “Pledge Agreement”), among the Company, you, as Collateral Agent, as Securities Intermediary and as Custodial Agent and the undersigned, as Stock Purchase Contract Agent and as attorney-in-fact for the holders of Normal Common Equity Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.
     [If Notice is Delivered Prior to the First Stock Purchase Date We hereby notify you in accordance with Section 5.3 of the Pledge Agreement that the holder of securities named below (the “Holder”) has elected to substitute (i) $ _____________ Value of Series C Debt Securities or security entitlements with respect thereto in exchange for an equal Value of Pledged Series C Treasury Securities with respect to ______ Stripped Common Equity Units and has delivered to the undersigned a notice stating that the Holder has Transferred such Series C Debt Securities or security entitlements with respect thereto to the Securities Intermediary, for credit to the Series C Collateral Account, (ii) $ _____________ Value of Series D Debt Securities or security entitlements with respect thereto in exchange for an equal Value of Pledged Series D Treasury Securities with respect to ______ Stripped Common Equity Units and has delivered to the undersigned a notice stating that the Holder has Transferred such Series D Debt Securities or security entitlements with respect thereto to the Securities Intermediary, for credit to the Series D Collateral Account, and (iii) $ _____________ Value of Series E Debt Securities or security entitlements with respect thereto in exchange for an equal Value of Pledged Series E Treasury

Securities with respect to ______ Stripped Common Equity Units and has delivered to the undersigned a notice stating that the Holder has Transferred such Series E Debt Securities or security entitlements with respect thereto to the Securities Intermediary, for credit to the Series E Collateral Account.]
     [If Notice is Delivered After the First Stock Purchase Date but Prior to the Second Stock Purchase Date We hereby notify you in accordance with Section 5.3 of the Pledge Agreement that the holder of securities named below (the “Holder”) has elected to substitute (i) $ _____________ Value of Series D Debt Securities or security entitlements with respect thereto in exchange for an equal Value of Pledged Series D Treasury Securities with respect to______ Stripped Common Equity Units and has delivered to the undersigned a notice stating that the Holder has Transferred such Series D Debt Securities or security entitlements with respect thereto to the Securities Intermediary, for credit to the Series D Collateral Account and (ii) $ _____________ Value of Series E Debt Securities or security entitlements with respect thereto in exchange for an equal Value of Series E Treasury Securities with respect to ______ Stripped Common Equity Units and has delivered to the undersigned a notice stating that the Holder has Transferred such Series E Debt Securities, Pledged Series E Treasury Securities or security entitlements with respect thereto to the Securities Intermediary, for credit to the Series E Collateral Account.]
     [If Notice is Delivered After the Second Stock Purchase Date We hereby notify you in accordance with Section 5.3 of the Pledge Agreement that the holder of securities named below (the “Holder”) has elected to substitute (i) $ _____________ Value of Series E Debt Securities or security entitlements with respect thereto in exchange for an equal Value of Pledged Series E Treasury Securities with respect to______ Stripped Common Equity Units and has delivered to the undersigned a notice stating that the Holder has Transferred such Series E Debt Securities or security entitlements with respect thereto to the Securities Intermediary, for credit to the Series E Collateral Account.]
     We hereby request that you instruct the Securities Intermediary, upon confirmation that such Debt Securities or security entitlements with respect thereto have been credited to the applicable Collateral Account, to release to the undersigned, on behalf of such Holder for distribution to such Holder, an equal Value of Series C Treasury Securities, an equal Value of Series D Treasury Securities and an equal Value of Series E Treasury Securities in accordance with Section 5.3 of the Pledge Agreement.

Dated: __________________
Deutsche Bank Trust Company Americas, as Stock Purchase Contract Agent
By:
Name:
Title:

     Please print name and address of Holder electing to substitute Debt Securities or security entitlements with respect thereto for Pledged Treasury Securities:

Name	Social Security or other Taxpayer Identification Number, if any

Address

EXHIBIT D
Instruction
from Collateral Agent
to Securities Intermediary
(Recreation of Normal Common Equity Units)
Deutsche Bank Trust Company Americas,
as Securities Intermediary
Facsimile: [•]
Attention: [•]
Re:	____________ Normal Common Equity Units of MetLife, Inc. (the “Company”)
     The securities accounts of Deutsche Bank Trust Company Americas, as Collateral Agent, maintained by the Securities Intermediary and designated “Deutsche Bank Trust Company Americas, as Collateral Agent of MetLife, Inc., as pledgee of Deutsche Bank Trust Company Americas, as the Stock Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders, Series C” (the “Series C Collateral Account”), “Deutsche Bank Trust Company Americas, as Collateral Agent of MetLife, Inc., as pledgee of Deutsche Bank Trust Company Americas, as the Stock Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders, Series D” (the “Series D Collateral Account”) and “Deutsche Bank Trust Company Americas, as Collateral Agent of MetLife, Inc., as pledgee of Deutsche Bank Trust Company Americas, as the Stock Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders, Series E” (the “Series E Collateral Account”).
     Please refer to the Pledge Agreement, dated as of November 1, 2010 (the “Pledge Agreement”), among the Company, you, as Collateral Agent, as Securities Intermediary and as Custodial Agent and the undersigned, as Stock Purchase Contract Agent and as attorney-in-fact for the holders of Normal Common Equity Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.
     [If Notice is Delivered Prior to the First Stock Purchase Date When you have confirmed that (i) $__________ Value of Series C Debt Securities or security entitlements with respect thereto has been credited to the Series C Collateral Account by or for the benefit of _____________, as Holder of Stripped Common Equity Units (the “Holder”), (ii) $__________ Value of Series D Debt Securities or security entitlements with respect thereto has been credited to the Series D Collateral Account by or for the benefit of Holder and (iii) $__________ Value of Series E Debt Securities or security entitlements with respect thereto has been credited to the Series E Collateral Account by or for the benefit of Holder, you are hereby instructed to release from the Series C Collateral Account, the Series D Collateral Account and the Series E Collateral Account an equal Value of Series C Treasury Securities, Series D Treasury Securities, Series E Treasury Securities or security entitlements with respect thereto relating to Stripped Common Equity Units of the Holder by Transfer to the Stock Purchase Contract Agent on behalf of such Holder for distribution to such Holder in accordance with Section 5.3 of the Pledge Agreement.]

     [If Notice is Delivered After the First Stock Purchase Date but Prior to the Second Stock Purchase Date When you have confirmed that (i) $__________ Value of Series D Debt Securities or security entitlements with respect thereto has been credited to the Series D Collateral Account by or for the benefit of _____________, as Holder of Stripped Common Equity Units (the “Holder”) and (ii) $__________ Value of Series E Debt Securities or security entitlements with respect thereto has been credited to the Series E Collateral Account by or for the benefit of Holder, you are hereby instructed to release from the Series D Collateral Account and the Series E Collateral Account an equal Value of Series D Treasury Securities, Series E Treasury Securities or security entitlements with respect thereto relating to Stripped Common Equity Units of the Holder by Transfer to the Stock Purchase Contract Agent on behalf of such Holder for distribution to such Holder in accordance with Section 5.3 of the Pledge Agreement.]
     [If Notice is Delivered After the Second Stock Purchase Date When you have confirmed that $__________ Value of Series E Debt Securities or security entitlements with respect thereto has been credited to the Series E Collateral Account by or for the benefit of _____________, as Holder of Stripped Common Equity Units (the “Holder”), you are hereby instructed to release from the Series E Collateral Account an equal Value of Series E Treasury Securities or security entitlements with respect thereto relating to Stripped Common Equity Units of the Holder by Transfer to the Stock Purchase Contract Agent on behalf of such Holder for distribution to such Holder in accordance with Section 5.3 of the Pledge Agreement.]

Dated:
Deutsche Bank Trust Company Americas, as Collateral Agent By:
By:
Name:
Title:

     Please print name and address of Holder:

Name	Social Security or other Taxpayer Identification Number, if any

Address

EXHIBIT E
Notice of Cash Settlement from Collateral
Agent to Stock Purchase Contract Agent
(Cash Settlement Amounts)
Deutsche Bank Trust Company Americas,
as Stock Purchase Contract Agent
Facsimile: [•]
Attention: [•]
Re:	_________ Normal Common Equity Units of MetLife, Inc. (the “Company”)
     ____________ Stripped Common Equity Units of the Company
     Please refer to the Pledge Agreement, dated as of November 1, 2010 (the “Pledge Agreement”), among the Company, you, as Collateral Agent, as Securities Intermediary and as Custodial Agent and the undersigned, as Stock Purchase Contract Agent and as attorney-in-fact for the holders of Normal Common Equity Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.
     In accordance with Section 5.6(b)(i) of the Pledge Agreement, we hereby notify you that as of 5:00 p.m. (New York City time) on the tenth (10th) Business Day immediately preceding [__] (the “[First] [Second] [Third] Stock Purchase Date”), we have received (i) $___________ in immediately available funds paid with respect to the Cash Settlement of ___________ Normal Common Equity Units, and (ii) based on the funds received set forth in clause (i) above, an aggregate principal amount of $___________ of Pledged [Series C][Series D] [Series E] Debt Securities are to be tendered for purchase in the Remarketing.

Dated:
Deutsche Bank Trust Company Americas, as Collateral Agent
By:
Name:
Title:

E-1

EXHIBIT F
Instruction to Custodial Agent Regarding
Remarketing
Deutsche Bank Trust Company Americas
The Custodial Agent
Facsimile: [•]
Attention: [•]
Re:	Debt Securities of MetLife, Inc.
     The undersigned hereby notifies you in accordance with Section 5.9(c) of the Pledge Agreement, dated as of November 1, 2010 (the “Pledge Agreement”), among MetLife, Inc. (the “Company”), you, as Collateral Agent, Custodial Agent and Securities Intermediary and Deutsche Bank Trust Company Americas, as the Stock Purchase Contract Agent and as attorney-in-fact for the holders of Normal Common Equity Units from time to time, that the undersigned elects to have $__________ aggregate principal amount of Separate [Series C] [Series D] [Series E] Debt Securities held by the undersigned which are being delivered to you herewith remarketed by the Remarketing Agent in the remarketing to occur prior to the next Stock Purchase Date pursuant to Section 5.9(c) of the Pledge Agreement. The undersigned will, upon request of the Remarketing Agent, execute and deliver any additional documents deemed by the Remarketing Agent or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Separate [Series C] [Series D] [Series E] Debt Securities tendered hereby. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.
     The undersigned hereby instructs you, upon receipt of the Proceeds of such remarketing from the Remarketing Agent, to deliver such Proceeds to the undersigned in accordance with the instructions indicated herein under “A. Payment Instructions.” The undersigned hereby instructs you, in the event of a Failed Remarketing, upon receipt of the Separate [Series C] [Series D] [Series E] Debt Securities tendered herewith from the Remarketing Agent, to deliver such Separate [Series C] [Series D] Debt Securities to the person(s) and the address(es) indicated herein under “B. Delivery Instructions.”
     With this notice, the undersigned hereby (i) represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Separate [Series C] [Series D] [Series E] Debt Securities tendered hereby and that the undersigned is the record owner of any [Series C] [Series D] [Series E] Debt Securities tendered herewith in physical form or a participant in The Depository Trust Company (“DTC”) and the beneficial owner of any [Series C] [Series D] [Series E] Debt Securities tendered herewith by book-entry transfer to your account at DTC, (ii) agrees to be bound by the terms and conditions of Section 5.9(c) of the Pledge Agreement and (iii) acknowledges and agrees that after 5:00 p.m. (New York City time) on the twenty fifth (25th) Business Day immediately preceding the Applicable Stock Purchase Date, such election shall become an irrevocable election to have such Separate [Series C] [Series D] [Series E] Debt Securities remarketed in the Remarketing. In the case of a Failed

Remarketing, such Separate [Series C] [Series D] [Series E] Debt Securities shall be returned to the undersigned.

Dated:	By:
Name:
Title:
Signature Guarantee:

Name	Social Security or other Taxpayer Identification Number, if any

Address

A. Payment Instructions
Proceeds of the remarketing should be paid by check in the name of the person(s) set forth below and mailed to the address set forth below.
Name (s)
(Please Print)
Address
(Please Print)
(Zip Code)
(Taxpayer Identification or Social Security Number)
B. Delivery Instructions
In the event of a Failed Remarketing, [Series C] [Series D] [Series E] Debt Securities that are in physical form should be delivered to the person(s) set forth below and mailed to the address set forth below.
Name (s)
(Please Print)
Address
(Please Print)
(Zip Code)
(Tax Identification or Social Security Number)
In the event of a Failed Remarketing, [Series C] [Series D] [Series E] Debt Securities that are in book-entry form should be credited to the account at The Depository Trust Company set forth below.

DTC Account Number
Name of Account Party:

EXHIBIT G
Instruction to Custodial Agent Regarding
Withdrawal from Remarketing
Deutsche Bank Trust Company Americas
The Custodial Agent
Facsimile: [•]
Attention: [•]
Re:	Debt Securities of MetLife, Inc.
     The undersigned hereby notifies you in accordance with Section 5.9(c) of the Pledge Agreement, dated as of November 1, 2010 (the “Pledge Agreement”), among MetLife, Inc. and you, as Collateral Agent, Custodial Agent and Securities Intermediary, and Deutsche Bank Trust Company Americas, as Stock Purchase Contract Agent and as attorney-in-fact for the holders of Normal Common Equity Units from time to time, that the undersigned elects to withdraw the $__________ aggregate principal amount of Separate [Series C] [Series D] [Series E] Debt Securities delivered to the Custodial Agent on _________ 201_ for remarketing pursuant to Section 5.9(c) of the Pledge Agreement. The undersigned hereby instructs you to return such [Series C] [Series D] [Series E] Debt Securities to the undersigned in accordance with the undersigned’s instructions. With this notice, the Undersigned hereby agrees to be bound by the terms and conditions of Section 5.9(c) of the Pledge Agreement. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

Dated:	By:
Name:
Title:

Signature Guarantee:

Name	Social Security or other Taxpayer Identification Number, if any

Address

G-1

SCHEDULE I
Contact Persons for Confirmation

Name	Phone Number
Don Anderson	(973) 355-4783 (Office); (973) 886-4040 (Cell)
Morita Fullwood	(212) 578-8851

SI-1